SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities
                 Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
Section 240.14a-12

                              Chiquita Brands International, Inc.

            (Name of Registrant as Specified In Its Charter)


_________________________________________________________________
_________________________
               (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
14a-6(j)(2).
[ ]  $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

_________________________________________________________________
___________

     2) Aggregate number of securities to which transaction applies:

_________________________________________________________________
___________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: *

_________________________________________________________________
___________

     4)    Proposed maximum aggregate value of transaction:

_________________________________________________________________
___________

* Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)    Amount Previously Paid:

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     4)    Date Filed:

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Notes:






    Registration Name and Address         PRELIMINARY PROXY
MATERIAL
                                              DATED:  MARCH 28,
1994

     P
    R
    O
     X
    Y
































This proxy when properly executed will be voted in the manner dictated herein by the above signed shareholder(s). IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2 AND 3.

To vote your shares, please mark, sign, date and return this proxy card using the enclosed envelope.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.



                                               PRELIMINARY PROXY
MATERIAL
                                                   DATED:  MARCH
28, 1994
                   CHIQUITA BRANDS INTERNATIONAL, INC.

                             Chiquita Center
                           250 E. Fifth Street
                         Cincinnati, Ohio  45202


                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS




                       To be Held on May 11, 1994





To Our Shareholders:

     You are cordially invited to attend the Annual Meeting of Shareholders of Chiquita Brands International, Inc. ("Chiquita" or the "Company"). The meeting will be held in the Continental Room of the Omni Netherland Plaza, 35 West 5th Street, Cincinnati, Ohio at 10:00 a.m. on Wednesday, May 11, 1994. The purposes of this meeting are:

     1.    To elect nine directors;

     2. To adopt a Second Restated Certificate of Incorporation of the Company;

     3. To approve amendments to the Company's 1986 Stock Option and Incentive Plan; and

to consider any other matters that may properly come before the meeting or any adjournment of the meeting.




                                             Carl H. Lindner
                                             Chairman of the Board
and
                                                Chief Executive
Officer
April 11, 1994





TO ENSURE THAT YOUR SHARES ARE VOTED AT THE MEETING, PLEASE VOTE, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED. PROXIES MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY GIVING WRITTEN NOTICE OF REVOCATION TO THE COMPANY'S SECRETARY, BY GIVING A LATER DATED PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.


                                               PRELIMINARY PROXY
MATERIAL
                                                   DATED:  MARCH
28, 1994
                             PROXY STATEMENT
                   Chiquita Brands International, Inc.
                     Annual Meeting of Shareholders
                              May 11, 1994


                              INTRODUCTION

   This Notice of Annual Meeting of Shareholders and Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held at 10:00 a.m. on Wednesday, May 11, 1994, and any adjournment of the meeting.

   The approximate mailing date of this proxy statement and the accompanying proxy card is April 11, 1994.

   At the Annual Meeting, shareholders will be asked to elect nine directors, to adopt a Restated Certificate of Incorporation of the Company, to approve amendments to the Company's 1986 Stock Option and Incentive Plan, and to transact any other business that may properly come before the meeting and any adjournment of the meeting.

                          VOTING AT THE MEETING

Voting Securities Outstanding

   As of April 1, 1994, the record date for determining shareholders entitled to vote at the meeting (the "Record Date"), the Company had two classes of voting securities outstanding consisting of __________ shares of Capital Stock, $.33 par value ("Common Stock"), and 648,310 shares of Mandatorily Exchangeable Cumulative Preference Stock, Series C ("Series C Shares"). The Series C Shares are represented by $1.32 Depositary Shares ("Depositary Shares"), each of which represents ownership of one-fifth of a Series C Share. As of the Record Date, there were 3,241,546 Depositary Shares outstanding. Each share of Common Stock and each Depositary Share is entitled to one vote on each matter to be presented at the meeting.

Proxies and Voting

   Shareholders may vote in person or by proxy at the meeting. Proxies given may be revoked at any time before the meeting by filing with the Company either a written revocation or a duly executed proxy bearing a later date, or by appearing at the meeting and voting in person.

   Unless a contrary direction is indicated, a properly executed proxy card will be voted "FOR" the election of the nominees proposed by the Board of Directors and "FOR" the proposals to adopt a Second Restated Certificate of Incorporation of the Company and to amend the Company's 1986 Stock Option and Incentive Plan. The management of Chiquita is not aware of any business to be acted upon at this meeting other than as is described in this Proxy Statement, but in the event any other business should properly come before the meeting, the proxy holders (as indicated on the proxy card) will vote the proxies according to their best judgment in the interests of the Company.

   Information concerning the vote required for approval of each matter to be acted upon at the meeting, and the method by which votes will be counted, is provided under the appropriate caption for each matter voted upon.

   Proxies, ballots and voting tabulations that identify individual shareholders are kept private by the Company. These documents are generally available for examination only by the inspectors of election, by the trustees who are responsible for voting shares held by various employee benefit plans, and by personnel of Securities Transfer Company who process the proxy cards and tabulate the vote. Securities Transfer Company is an affiliate of the Company. The vote of any shareholder is not disclosed except as may be necessary to meet legal requirements.

Voting of Depositary Shares and Shares Held by Trustees of Plans

   Securities Transfer Company, which serves as Depositary for the Series C Shares, will vote all Depositary Shares in accordance with instructions received from the holders of such shares. Each holder of Depositary Shares has received a proxy card for the purpose of instructing the Depositary. No Depositary Shares may be voted by the Depositary without such instruction. The votes of the Depositary Shares are aggregated and voted by means of a vote of the Series C Shares.

   Shares held in the Chiquita Dividend Reinvestment Plan are voted by the registered holders of such shares on a single proxy card which includes the number of whole shares of Common Stock held in the Plan account as well as the number of shares registered in the shareholder's name.

   If a shareholder participates in the Chiquita Savings and Investment Plan, the John Morrell & Co. Salaried Incentive Savings Plan (together referred to as the "Savings Plans"), the Chiquita Associate Stock Purchase Plan (the "ASPP"), or the Friday Canning Corporation Employee Stock Ownership Plan (the "Friday ESOP"), the proxy card serves as the voting instruction to the respective trustees of the plans. Shares held in these four plans are voted by their respective trustees as directed by the plan participants. The voting instructions of participants in the Friday ESOP are tabulated by Star Bank, N.A., Cincinnati and forwarded to the trustee in the aggregate to ensure the confidentiality of the votes. Shares held in the ASPP or the Friday ESOP, will not be voted unless a proxy card is signed and returned. However, if participants in the Savings Plans do not vote their shares in the Plans by returning their proxy cards, their shares will be voted by the respective trustees in the same proportion as shares voted by other participants in the Plans.

                         PRINCIPAL SHAREHOLDERS

   As of April 1, 1994, the only persons known by the Company to be the beneficial owners of more than five percent of any class of the outstanding voting securities of the Company are:
[CAPTION]

   Name and Address of                         Amount and
Percent
      Beneficial Owner         Title of Class      Nature of
Ownership
of Class

American Financial Corporation andCommon Stock    22,887,662(1)
[47%]
  its subsidiaries (collectively "AFC")
One East Fourth Street
Cincinnati, Ohio 45202

Great American Insurance CompanySeries C Shares
       200,000(2)   31%
  (a wholly-owned subsidiary of AFC)
580 Walnut Street
Cincinnati, Ohio 45202

(1) Carl H. Lindner, the beneficial owner of 40.9% of AFC's Common Stock and the Chairman of its Board of Directors and its Chief Executive Officer, shares with AFC voting and investment power with respect to the shares of Chiquita's Common Stock owned by AFC. The remaining shares of AFC's common stock are owned by other members of the Lindner family or by trusts for the benefit of members of the Lindner family. AFC and Carl H. Lindner may be deemed to be controlling persons of the Company.

(2)  Represents 1,000,000 Depositary Shares.

         SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table shows the number of shares of the
Company's Common Stock and Series C Shares beneficially owned by each current director and nominee, by each executive officer named in this Proxy Statement, and by all directors, nominees and executive officers as a group as of April 1, 1994.
[CAPTION]
                             Common Stock              Series C
Shares
     Name             Shares(1)(2)Percent of ClassShares
Percent of Class

Hugh F. Culverhouse, Sr.22,215         *
Robert F. Kistinger  188,266  (4)      *
Carl H. Lindner   22,924,984 (3)(4)  [ ]%       200,000 (3)  31%
Keith E. Lindner      35,290 (3)(4)    *            116 (4)
S. Craig Lindner      35,715 (3)       *
Fred J. Runk         122,816 (4)       *
Jean Head Sisco       20,715           *
Jos P. Stalenhoef     36,683 (4)       *
William W. Verity      -0-

Oliver W. Waddell      1,000           *
Ronald F. Walker      35,715           *
Steven G. Warshaw     75,440 (4)       *
All directors, nominees and
executive officers as a
group (15 persons)    23,677,547 (4)         %          200,116
_______________
*Less than 1%

(1)  Fractional shares are rounded down to the nearest whole share.

(2) Includes shares of Common Stock which the named director or executive officer has the right to acquire within 60 days after April 1, 1994, through the exercise of stock options, in the following amounts: Hugh F. Culverhouse, 19,215 shares; Robert F. Kistinger, 181,730 shares; Carl H. Lindner, 35,400 shares; Keith E. Lindner, 30,000 shares; S. Craig Lindner, 35,715 shares; Fred J. Runk, 110,400 shares; Jean Head Sisco, 5,715 shares; Jos P. Stalenhoef, 27,540 shares; William W. Verity, none; Oliver W. Waddell, none; Ronald F. Walker, 35,715 shares; Steven G. Warshaw, 72,600 shares; and all directors, nominees and executive officers as a group, 660,473 shares.

(3) Includes as to Carl H. Lindner, but not as to Keith E. Lindner or S. Craig Lindner, 22,887,662 shares of Common Stock and 200,000 Series C Shares, representing 1,000,000 Depositary Shares, held by AFC and its subsidiaries. Carl H. Lindner, Keith E. Lindner and S. Craig Lindner beneficially own shares of AFC common stock as follows: 7,749,210 (40.9%), 4,065,958
     (21.4%), and 2,701,460 (14.2%), respectively.  See "Principal
     Shareholders."

(4) Does not include shares acquired in the Company's Savings and Investment Plan after December 31, 1993, as to which information is not yet available.


     In addition to the AFC Common Stock owned by Carl H. Lindner, Keith E. Lindner and S. Craig Lindner (described in footnote 3 above), as of April 1, 1994, Fred J. Runk owned 1,439 shares of AFC's Series E Preferred Stock and 10,144 shares of AFC's Series F Preferred Stock. All of such shares are non-voting and are not convertible into AFC voting securities. The foregoing represents less than 1% of the outstanding shares of AFC Series E and Series F Preferred Stock.

                          ELECTION OF DIRECTORS

     By resolution of the Board of Directors and in accordance with the Company's By-laws, the number of directors on the Board will increase from seven to nine effective at the Annual Meeting on May 11, 1994. The Board has nominated nine directors for election to hold office until the next Annual Meeting and until their successors are elected and qualified. If any nominee should become unable to serve as a director, the proxies will be voted for any substitute nominee designated by the Board of Directors. No proxy may be voted for more than nine nominees.

Nominees for Director

     The nominees for election as a director are HUGH F. CULVERHOUSE, SR., CARL H. LINDNER, KEITH E. LINDNER, S. CRAIG LINDNER, FRED J. RUNK, JEAN HEAD SISCO, WILLIAM W. VERITY, OLIVER
W. WADDELL and RONALD F. WALKER. All of the nominees are continuing directors who were elected at the Company's Annual Meeting of Shareholders held May 12, 1993, except Messrs. Verity and Waddell who have been nominated by the Board to fill the two newly created positions on the Board.

     The following biographical information has been furnished by the nominees.

     Hugh F. Culverhouse, Sr., a director since 1990, has been a senior partner of Culverhouse, Botts & Story, a Tampa, Florida law firm, for more than five years. He is also a director of American Premier Underwriters, Inc. and Time Warner, Inc. Age 75.

     Carl H. Lindner, a director since 1976, has been Chairman of the Board of Directors and Chief Executive Officer of the Company since August 1984 and Chairman of the Board and Chief Executive Officer of AFC since AFC was founded over 30 years ago. AFC is a holding company operating through wholly-owned and majority-owned subsidiaries and other companies in which it holds significant minority ownership interests. These companies operate in a variety of financial businesses, including property and casualty insurance, annuities, and portfolio investing. In nonfinancial areas, AFC has substantial operations in the food products industry through its ownership in Chiquita, and in television and radio station operations and industrial manufacturing. Mr. Lindner also serves as Chairman of the Board of Directors of the following publicly traded companies: American Annuity Group, Inc., American Financial Enterprises, Inc., American Premier Underwriters, Inc., General Cable Corporation, and Great American Communications Company. AFC owns a substantial beneficial interest (at least 20%) in all of these companies. Age 74.

     Keith E. Lindner, a director since 1984, has been President and Chief Operating Officer of the Company since June 1989 and has been President of its Chiquita Brands, Inc. subsidiary since 1986. He was Senior Executive Vice President of the Company from 1986 until 1989. Age 34.

     S. Craig Lindner, a director since 1984, has been President and a director of American Annuity Group, Inc. ("AAG") since March 1993. AAG, throught its subsidiaries, is engaged in the sale of annuities. He has also been Senior Executive Vice President of American Money Management Corporation, a subsidiary of AFC which provides investment services to AFC and its subsidiaries, for more than five years. He is also a director of American Premier Underwriters, Inc., General Cable Corporation, Great American Communications Company and Spelling Entertainment Group Inc. Age 39.

     Fred J. Runk, a director since 1984, has been a Vice President of the Company since September 1984. From September 1984 to March 1994, he was the Company's Chief Financial Officer and from February 1985 until June 1988, he was also Treasurer of the Company. Mr. Runk has served as Vice President and Treasurer of
AFC for over five years.  He is also a director of American
Financial Enterprises, Inc.  Age 51.

     Jean Head Sisco, a director since 1976, has been a Partner in Sisco Associates, management consultants, for more than five years.

She is also a director of K-Tron International, Inc., McArthur Glen Realty Corp., The Neiman Marcus Group, Inc., Santa Fe Pacific
Corporation, Textron Inc., and Washington Mutual Investors Fund.
Age 68.

     William W. Verity, a nominee for director, has served as Chairman and Chief Executive Officer of ENCOR Technologies, Inc. ("ENCOR") since 1991. ENCOR, a subsidiary of Leaver Corp., develops and manufactures plastic molded components. In 1994, Mr. Verity was also elected Chairman of Leaver Corp., an investment holding company operating through majority-owned subsidiaries in the plastic molded component industry. He served as President of Leaver Corp. from 1987 through 1993. Age: 35.

     Oliver W. Waddell, a nominee for director, retired in 1993 as Chairman, President and Chief Executive Officer of Star Banc Corporation, a multi-state bank holding company. Prior to his retirement, Mr. Waddell had served in an executive capacity with Star Banc Corporation for more than five years. He is a director of Star Banc Corporation and The Cincinnati Gas & Electric Company.

Age: 63.

     Ronald F. Walker, a director since 1984, has served as President, Chief Operating Officer and a director of AFC for more than five years. He served as President and Chief Operating Officer of Chiquita from August 1984 until June 1989. He is also a director of American Annuity Group, Inc., American Financial Enterprises, Inc., General Cable Corporation and Tejas Gas Company.

Age 55.

     Keith E. Lindner and S. Craig Lindner are sons of Carl H.
Lindner. Carl H. Lindner, certain members of his family, and trusts for their benefit, are the sole owners of AFC's outstanding common stock.

     Carl H. Lindner and Fred J. Runk provide broad policy determination and guidance to operating management, which is headed by Keith E. Lindner, but devote substantial portions of their time to the affairs of AFC and its other subsidiaries.

     In December 1993, Great American Communications Company ("GACC") completed a comprehensive financial restructuring which included a prepackaged plan of reorganization filed in November of that year under Chapter 11 of the Bankruptcy Code. Carl H. Lindner and Fred J. Runk were executive officers of GACC within two years before GACC's bankruptcy reorganization.

Required Vote

     Directors of the Company are elected by a plurality of the votes cast in the election. Abstentions (including instructions to withhold authority to vote for one or more nominees) and broker non-votes are counted for purposes of determining a quorum but will not be counted as votes cast in the election of directors. There is no provision for cumulative voting in the election of directors.



     Chiquita has been informed that AFC intends to vote its shares "FOR" all of the nominees.

                         THE BOARD OF DIRECTORS

     During 1993, Chiquita's Board of Directors held four meetings and took action by unanimous written consent on one occasion. Each director except Hugh F. Culverhouse, Sr. and Ronald F. Walker attended at least 75% of the aggregate of the total number of meetings of the Board and of the committees on which that director served during 1993.

Committees of the Board

     Chiquita's Board of Directors has three standing committees:
an Executive Committee, an Audit Committee and a Compensation
Committee.  The Board does not have a Nominating Committee.

     Executive Committee The Board has appointed Carl H. Lindner, Keith E. Lindner and Ronald F. Walker as members of the Company's Executive Committee. The Executive Committee is permitted under New Jersey law and the Company's By-laws to perform substantially all of the functions of the Board of Directors, except By-law changes, changes in directors, removal of officers, submission of matters requiring shareholder action, and changes in resolutions adopted by the Board which by their terms may be changed only by the Board. During 1993, the Executive Committee held no meetings but took action by unanimous written consent nine times.

     Audit Committee During 1993, the Audit Committee was composed of Jean Head Sisco and Hugh F. Culverhouse, Sr. The functions of the Audit Committee include reviewing Chiquita's financial and accounting policies and annual and quarterly financial statements; meeting with the Company's internal and independent auditors to review the scope of the annual audit, reviewing the progress and results of the audit, and considering any recommendations as a result of the audit and any management response to such recommendations; and recommending to the Board of Directors the selection of Chiquita's independent auditors. During 1993, the Audit Committee held five meetings with members of the Company's management and internal audit staff and met with the Company's independent auditors at three of those meetings.

     Compensation Committee During 1993, the Compensation Committee was composed of Jean Head Sisco and Hugh F. Culverhouse, Sr. The Compensation Committee evaluates the performance, and reviews and approves all compensation, of the Company's executive officers and certain other designated senior executives; establishes general compensation policies and standards for evaluation of all other senior management; and evaluates and monitors long-range planning for executive development and succession. Additionally, the Compensation Committee administers the Company's 1986 Stock Option and Incentive Plan. The Compensation Committee held five meetings and took action by unanimous written consent twice during 1993.

Board Compensation

     Effective January 1, 1994, directors who are not employees of the Company (Hugh F. Culverhouse, Sr., S. Craig Lindner, Jean Head Sisco, Ronald F. Walker and, if elected at the Annual Meeting, William W. Verity, and Oliver W. Waddell) each receive an annual fee of $40,000 plus $1,500 for each Board meeting attended. Additionally, Carl H. Lindner receives $15,000 per year as Chairman of the Executive Committee; Jean Head Sisco receives $15,000 per year as Chairman of the Audit Committee and $7,500 per year as a member of the Compensation Committee; and Hugh F. Culverhouse, Sr. receives $7,500 per year as a member of the Audit Committee and $7,500 per year as a member of the Compensation Committee.

     Pursuant to the Company's 1986 Stock Option and Incentive Plan (the "Plan"), each non-employee director receives a non-qualified stock option award for 3,500 shares of the Company's Common Stock on the date first elected to the Board and receives an additional stock option award for 3,500 shares each year thereafter in December. If the proposed amendments to the Plan are adopted by the shareholders at the Annual Meeting, the non-employee directors' initial stock option award and annual stock option award will increase to 10,000 shares. All options awarded to non-employee directors have an exercise price equal to the fair market value of the Common Stock on the date of award. The options have a 20 year term and vest over a ten year period, with 9% of the shares exercisable on the date of grant and an additional 9% exercisable on each anniversary of the grant date except in the tenth year when the remaining 10% become exercisable.

                     ADOPTION OF SECOND RESTATED
                      CERTIFICATE OF INCORPORATION

General

     The Board of Directors has approved, and recommends that the shareholders adopt, a Second Restated Certificate of Incorporation of the Company in the form attached as Appendix "A" hereto (the "New Restated Certificate of Incorporation"). The proposed New Restated Certificate of Incorporation incorporates into a single document the various amendments made to the Company's 1970 Restated Certificate of Incorporation (the "Old Restated Certificate of Incorporation"), and deletes certain provisions of the Old Restated Certificate of Incorporation which have been made unnecessary or ineffective by subsequent events, including subsequent revisions to New Jersey law. Additionally, the New Restated Certificate of Incorporation increases the number of shares of Common Stock which the Company is authorized to issue from 100,000,000 to 150,000,000 shares, and clarifies the voting rights of certain Preferred Stock. These proposed changes are explained below.

Increase in Number of Authorized Shares of Common Stock

     The Board of Directors believes that additional shares of Common Stock should be available for issuance by the Board of Directors from time to time for proper corporate purposes. As of April 1, 1994, of the currently-authorized 100,000,000 shares of Common Stock, _______ shares were outstanding and 28,893,629 shares were reserved for issuance upon exercise of outstanding warrants, conversion of outstanding convertible debentures and convertible preferred stock or in connection with the Company's employee benefit and dividend reinvestment plans. As stated above, the New Restated Certificate of Amendment increases the number of authorized shares of Common Stock to 150,000,000 shares.

     The newly authorized shares of Common Stock will be issuable from time to time by action of the Board of Directors for any proper corporate purpose, without shareholder approval unless required by applicable law or rules of the New York Stock Exchange.

These purposes could include financings, payment of stock dividends, subdivision of outstanding shares through stock splits, employee stock options and bonuses, and corporate acquisitions.
The additional shares also could be issued in a private placement transaction to a third party favored by the Board of Directors in the event of a takeover attempt directed at the Company which could give the favored party an advantage over a competing party in a contest to acquire control of the Company.

Clarifying the Possible Voting Rights of Certain Preferred Stock

     The Company has authorized 10,000,000 shares of Non-Voting Cumulative Preferred Stock, par value $1.00 per share (the "Non-Voting Preferred Stock"), which may be issued in series established from time to time by the Board of Directors. At present, one series of Non-Voting Preferred Stock, the $2.875 Non-Voting Cumulative Preferred Stock, Series A (the "Series A Preferred Stock"), consisting of 2,875,000 shares, is outstanding. The Board of Directors has broad discretion to determine the terms of any series of Non-voting Preferred Stock without further shareholder approval, including, without limitation, the dividend rate, liquidation preference, redemption provisions, conversion provisions and sinking fund provisions, if any.

     At the Company's 1987 Annual Meeting, shareholders approved an amendment to the Company's Certificate of Incorporation which created the Non-Voting Preferred Stock. The proxy statement mailed to shareholders for that meeting explained that the Board of Directors may determine the specific terms of each series including any voting powers of such series. Subsequently, as explained above, the Board has issued the Series A Preferred Stock, the holders of which have certain limited voting rights. For example, such holders have the right to elect two members of the Board of Directors when dividends on the Series A Preferred Stock have not been paid in an aggregate amount equivalent to at least six quarterly dividends on such shares.

     The New Restated Certificate of Incorporation clarifies that the Board of Directors may determine the voting rights of any series of Non-Voting Preferred Stock, subject to the limitation that no such series shall be entitled to vote unconditionally in the election of directors. The inclusion of the term "unconditionally" is intended to ensure that the Board of Directors may determine that any series shall have the right to vote in the election of directors upon the occurrence of certain events, such as missed dividend payments, as is the case with the Series A Preferred Stock. In the view of the Board of Directors, this amendment merely clarifies, rather than expands the Board's powers in this regard. This amendment would not require the Board of Directors to give any particular voting rights to any series of Non-Voting Preferred Stock, nor would it expand or otherwise affect the voting rights of holders of Series A Preferred Stock. It is intended to avoid any uncertainty in this regard in the case of future issuances of additional series of Non-Voting Preferred Stock.

Certain Other Amendments

     In addition to the amendments set forth above, the New Restated Certificate of Incorporation deletes a number of other provisions which have been made unnecessary or ineffective by subsequent events, including subsequent revisions to New Jersey law. Each such amendment is described below.

     Simplifying the Description of the Company's Purposes. At present, the New Jersey Business Corporation Act (the "Act") provides that a corporation may state in its certificate of incorporation that it may engage in any activity within the purposes for which corporations may be organized under the Act, without the need to list specific activities. Thus, the lengthy description of specific activities in which the Company may engage which appears in the Old Restated Certificate of Incorporation is unnecessary and is being deleted in favor of the "general purpose" clause provided by the Act.

     Deleting the Designations of Certain Classes and Series of Retired Preferred and Preference Stock. Among the classes and series of capital stock authorized by the Old Restated Certificate of Incorporation were 46,028 shares of $3.00 Cumulative Preferred Stock (the "$3.00 Stock"), 2,568,096 shares of $1.20 Cumulative Convertible Preference Stock, Series A (the "$1.20 Stock"), and 75,813 shares of $3.20 Cumulative Convertible Preference Stock, Series B (the "$3.20 Stock"). Each series was created in connection with a 1970 acquisition transaction, and all issued shares of each have since been redeemed and retired. The new Restated Certificate of Incorporation eliminates the $3.00 Stock as an authorized security of the Company and deletes the designations of the $1.20 Stock and the $3.20 Stock. Deletion of the designations of the $1.20 Stock and the $3.20 Stock, each of which constitute series of the Company's Cumulative Preference Stock, has the effect of returning 2,643,909 shares to the status of authorized and unissued shares of Cumulative Preference Stock. These shares could be reissued by the Board of Directors without shareholder approval and could be utilized, under certain circumstances, as a method of preventing a takeover of the Company.


     Deleting Certain References to the Indemnification Rights of Persons Who Formerly Served as Directors of AMK Corporation. Pursuant to a 1970 agreement whereby the former AMK Corporation was merged with and into the Company, the Company agreed to provide certain indemnification rights to persons who formerly served as directors of AMK Corporation, and to amend its certificate of incorporation to refer specifically to these rights. However, the listing of such rights was merely intended to be illustrative of the rights afforded to those persons under the agreement and under applicable law. In view of this fact, and in view of the passage of time since 1970, the New Restated Certificate of Incorporation deletes these references.

     Deleting Certain Provision With Respect to Shareholders' Rights of Inspection of the Company's Books and Records. The Old Restated Certificate of Incorporation provides that the Board of Directors shall have the power to determine whether and to what extent, at what time and places, and under what conditions and regulations the accounts and books of the Company shall be open for inspection by the shareholders. The New Restated Certificate of Incorporation deletes this provision because it is unnecessary, as the Act presently provides shareholders with certain minimum rights with respect to the inspection of the Company's books and records which may not otherwise be limited by the Board of Directors. The Board would continue to have the right to provide to shareholders greater rights of inspection than are required by the Act even in the absence of this provision.

     Deleting Provision Stating that Shareholders May Act by Written Consent in Lieu of Holding a Meeting of Shareholders. Because the Act presently permits shareholders to act by written consent in lieu of holding a meeting of shareholders, unless otherwise provided in the certificate of incorporation, this provision is unnecessary and is being deleted.

     Deleting Provision Stating that the Corporation May Loan Money to Employees Under Certain Conditions. The Old Restated Certificate of Incorporation provides that the Board of Directors shall have the power to loan money to, or guarantee an obligation of, or otherwise assist any officer or other employee of the Company or any subsidiary whenever in their judgment such loan, guarantee or assistance may reasonably be expected to benefit the Company. As the Act presently contains a provision to the same effect, this provision is unnecessary and is being deleted.

     Deleting Certain Provisions Providing that All Corporate Powers May be Exercised by the Board of Directors, and Specifying Certain Powers. The Old Restated Certificate of Incorporation provides that, except as otherwise provided by statute, the Certificate of Incorporation or the By-laws, all corporate powers may be exercised by the Board of Directors. Two particular types of powers, those related to the acquisition and sale of property and those related to the borrowing of money, are specifically described as being included within such powers. As these sections merely restate current New Jersey law, they are unnecessary and are being deleted.

Other Miscellaneous Changes

     In addition, certain miscellaneous changes, such as updating the address of the Company's registered agent in New Jersey and the renumbering of certain subsections and cross-references, are made in the New Restated Certificate of Incorporation.

Vote Required

     The affirmative vote of two-thirds of the votes cast by the holders of shares entitled to vote on the proposal at the Annual Meeting is required to approve the New Restated Certificate of Incorporation. Abstentions and broker non-votes will not be counted as votes cast on this matter. No outstanding class or series of the Company's preferred or preference stock has a class vote on the proposal.

     The Company has been informed that AFC intends to vote its shares "FOR" adoption of the New Restated Certificate of Incorporation.

                APPROVAL OF AMENDMENTS TO THE 1986 STOCK
                        OPTION AND INCENTIVE PLAN

General

     On February 9, 1994, the Board of Directors adopted amendments to the Company's 1986 Stock Option and Incentive Plan (the "Plan"), subject to the approval of the shareholders of the Company at the Annual Meeting. The amendments are as follows: (1) to increase the number of shares of the Company's Common Stock which may be issued under the Plan from 10,000,000 to 15,000,000 shares; (2) to increase the amount of the automatic stock option award granted to non-employee directors of the Company at the time of their initial election to the Board and annually thereafter from 3,500 to 10,000 shares of Common Stock; and (3) to limit to no more than 300,000 the number of shares of Common Stock which may be the subject of stock options and Stock Appreciation Rights ("SARs") granted to any participant in the Plan during a twelve-month period. Each of these amendments is described below. The Board recommends that the shareholders approve the Plan as so amended.

Increase in Authorized Plan Shares.

     The Plan currently authorizes the issuance of 10,000,000 shares of Common Stock in connection with awards granted under the Plan. As of February 28, 1994, 2,080,824 shares have already been issued under the Plan and another 5,036,967 shares are reserved for issuance pursuant to outstanding stock options. This leaves only 2,882,209 shares available for future grants under the Plan. Because it was necessary to request shareholder approval of other Plan amendments this year, the Board decided that this is an appropriate time to also request an increase in the number of shares authorized for issuance under the Plan to 15,000,000. The Board believes the increased authorization should provide sufficient shares for Plan awards for several years and make unlikely the need to request additional shares in the near future.

Option Grants to Non-Employee Directors.

     The Plan currently provides that each non-employee director who is elected or appointed to the Board automatically receives, on the date he or she first becomes a director of the Company, a stock option grant to purchase 3,500 shares of Common Stock. Thereafter, on an annual basis, each non-employee director who has served on the Board for at least six months receives an additional option grant covering 3,500 shares of Common Stock.

     As amended, the Plan provides for automatic initial and annual grants to non-employee directors of stock options for 10,000 shares of Common Stock. The options are priced at fair market value on the date of grant, have a 20 year term and vest over ten years. In deciding to increase the size of these grants, the Board of Directors concluded that the grants are of great importance in stimulating and rewarding the services provided to the Company by the Company's non-employee directors. Additionally, the increase in the size of the automatic grants should assist the Company in continuing to attract and retain new non-employee directors. Assuming the election of all nominees, the Company will have six non-employee directors after the Annual Meeting: Hugh F. Culverhouse, Sr., S. Craig Lindner, Jean Head Sisco, Ronald F. Walker, William W. Verity and Oliver W. Waddell.

Limitation on Shares Subject to Option Grants.

     During 1993, Congress amended the Internal Revenue Code by adding new Section 162(m) which denies a federal income tax deduction to any publicly held corporation for compensation paid to specified executives to the extent that a specified executive's compensation in any year exceeds $1,000,000. However, compensation which is "performance-based" is not counted against the $1,000,000 limitation.

     Section 162(m) provides that stock options and SARs granted at fair market value will qualify as "performance based" compensation if they are granted pursuant to a plan which contains a specific shareholder approved limit on the number of options and SARs which may be granted during a specified period to any particular executive. In order to satisfy this requirement, the Board has amended the Plan to provide that no more than 300,000 shares of Common Stock may be the subject of options and SARs granted to any Plan participant in any twelve-month period.

Summary of the Plan

     A summary description of the Plan, as amended, follows.

     Shares Available. As amended, the maximum aggregate number of shares of Common Stock which may be issued under the Plan will be 15,000,000 shares, subject to adjustment in the event of stock splits or other similar changes, including shares issued pursuant to the Plan prior to its amendment.

     Administration. The Plan is administered by a committee (the "Committee"), comprised of two or more directors who are not eligible to participate in the Plan except through the automatic grant of stock options described below under "Stock Options."
Among the powers granted to the Committee are the authority to administer and interpret the Plan, to establish rules and regulations for its operation, to select participants in the Plan, to determine the types and combinations of awards to be granted, and to determine the amount and other terms and conditions of an award. The Committee also has the power to modify or waive restrictions on awards, and to accelerate and grant extensions to awards. Currently, the Committee is composed of Jean Head Sisco and Hugh F. Culverhouse, Sr. The Committee may delegate its authority to one or more officers of the Company; however, only the Committee may grant awards to executive officers and employee-directors of the Company and determine the terms and conditions of those awards.

     Eligibility for Participation. Employees (including officers and directors) of the Company and any of its subsidiaries (as defined in the Plan) are eligible to be selected to participate in the Plan. Currently, over 900 persons participate in the Plan. The Plan contains no limitation on the number of participants.

     Types of Awards. The Plan provides for the grant of any and all of the following types of awards: (1) stock options, including Incentive Stock Options, Non-Qualified Stock Options, and Replacement Options; (2) Stock Appreciation Rights, in tandem with stock options or freestanding; (3) stock awards, including restricted and unrestricted awards of stock; and (4) Performance Awards. Awards may be granted singly, in combination, or in tandem, as determined by the Committee. Except to the extent provided by law, awards are nontransferable.

     Stock Options. The Committee may grant awards in the form of options to purchase shares of the Company's Common Stock. With regard to each stock option, the Committee determines the number of shares subject to the option, the term of the option (which shall not exceed ten years for Incentive Stock Options or 20 years for Non-Qualified Stock Options), the manner and time of the option's exercise, and the exercise price per share of stock subject to the option. As amended, the Plan provides that no more than 300,000 shares of Common Stock may be the subject of options and SARs granted to any Plan participant in any twelve-month period. Any option granted in the form of an Incentive Stock Option must satisfy the applicable requirements of Section 422 of the Internal Revenue Code of 1986, as amended.

     The option price upon exercise may, to the extent determined by the Committee, be paid in cash, in shares of Common Stock owned by the participant for at least six months, or by a reduction in the number of shares of Common Stock issuable upon exercise. The Committee may at any time offer to buy an option previously granted on such terms and conditions as the Committee shall establish, or may in its discretion substitute options with lower exercise prices for outstanding options.

     The Committee may grant a Replacement Option to any employee who exercises an option granted under the Plan using then-owned Common Stock as payment for the purchase price. A Replacement Option grants the employee the right to purchase, at the fair market value as of the date of exercise of the original option, a number of shares of Common Stock not to exceed the number of shares used by the employee (i) in payment of the exercise price and (ii) in satisfaction of applicable withholding taxes on the transaction.

A Replacement Option may not be exercised for one year following the date of grant, and its term may not extend beyond the term of the original option. The Committee may rescind any Replacement
Option prior to exercise.

     Stock Option Awards to Non-Employee Directors. As amended, the Plan provides that each non-employee director who is elected or appointed to the Board will automatically receive a grant of Non-Qualified Stock Options for 10,000 shares of Common Stock on the date he or she first becomes a director of the Company. Additionally, at the same time that the Committee decides the total number of stock options to be granted to employees in connection with the Company's annual compensation review conducted each year in December, each then-serving non-employee director of the Company, who has served on the Board at least six months, will automatically receive a grant of Non-Qualified Stock Options for 10,000 shares of Common Stock.

     All options granted to non-employee directors vest over a ten year period, with 9% of the shares exercisable on the date of grant and an additional 9% exercisable on each anniversary of the date of grant except in the tenth year when the remaining 10% become exercisable. The exercise price for all options granted to non-employee directors is the fair market value of the Common Stock on the date of grant.

     Stock Appreciation Rights (SARs). The Plan authorizes the Committee to grant SARs either with a stock option ("Tandem SARs") or independent of a stock option ("Non-tandem SARs"). An SAR is a right to receive a payment equal in value to the excess of the fair market value of a share of Common Stock on the date of exercise over the reference price per share of Common Stock established in connection with the grant of the SAR. The reference price per share covered by an SAR will be the per share exercise price of the related option in the case of a Tandem SAR and will be the per share fair market value on the date of grant in the case of a Non-tandem SAR.

     A Tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. A Tandem SAR may be exercised only at the times and to the extent the related stock option is exercisable. The exercise of a Tandem SAR will automatically result in the surrender of the same portion of the related option. A Non-tandem SAR will be exercisable as provided by the Committee. A Tandem SAR expires upon the termination of the related stock option. A Non-tandem SAR may have a term no longer than 20 years from its date of grant.

     As amended, the Plan provides that no more than 300,000 shares of Common Stock may be the subject of options and SARs granted to any Plan participant in any twelve-month period.

     Stock Awards. The Plan authorizes the Committee to grant awards in the form of restricted or unrestricted shares of Common Stock. These awards may be in such amounts and subject to such terms (including the price to be paid, if any, for restricted awards) and conditions, if any, as the Committee may determine including, but not limited to, contingencies related to the attainment of specified performance goals or continued employment.

     Performance Awards. The Plan permits the grant of "Performance Awards" consisting of the right to receive either Common Stock or cash of an equivalent value, or a fixed dollar amount payable in cash, shares, or both, at the end of a specified performance period established by the Committee. Performance Awards may be conditioned or based upon the attainment of specified performance goals, upon the appreciation in fair market value, book value, or some other measure of value of the Common Stock, upon the Company's performance based on earnings or cash, or upon other factors or criteria set by the Committee. Additionally, the vesting of Performance Awards may be conditioned upon continued employment.

     Other Terms of Awards. Awards may be paid in cash, Common Stock, or a combination of both, as determined by the Committee. If an award is granted in the form of a Restricted Stock Award or Performance Award, the Committee may include as part of the award an entitlement to dividend or voting rights.

     Unless the Committee determines otherwise, the Plan provides for the forfeiture of awards in the event of termination of employment for a reason other than death, disability or retirement, such forfeiture to occur no later than 90 days following termination of employment. In the event of death, disability, or retirement, awards automatically vest and are exercisable for one year (or such longer period as the Committee may specify), or until the expiration of the original term of the award, whichever period is shorter.

     Upon the grant of any award, the Committee may, by means of an award notice or otherwise, establish such other terms, conditions, restrictions and/or limitations covering the grant of the award as are not inconsistent with the Plan.

     Merger or Sale. In the event of a merger, consolidation, sale of assets, or similar reorganization in which the Company is the continuing or surviving entity, the Committee may provide for the continuation or assumption of awards, or other equitable adjustments to awards to reflect the change in Company stock. If the Company is not the surviving entity in such a reorganization, or the Company is otherwise liquidated or dissolved, holders of awards which are then exercisable shall have the right to exercise the awards prior to the event.

     Federal Tax Treatment. Under current U.S. federal tax law, the following are the U.S. federal income tax consequences generally arising with respect to awards under the Plan.

     A participant who is granted a Non-Qualified Stock Option does not have taxable income at the time of grant, but does have taxable income at the time of exercise equal to the difference between the exercise price of the shares and the market value of the shares on the date of exercise. The Company is entitled to a corresponding tax deduction for the same amount.

     A participant who is granted an Incentive Stock Option does not realize any taxable income at the time of the grant or exercise of the option. Similarly, the Company is not entitled to any tax deduction at the time of the grant or exercise of the option. If the participant makes no disposition of the shares acquired pursuant to an Incentive Stock Option before the later of (i) two years from the date of grant, and (ii) one year from the transfer of the shares to the participant, any gain or loss realized on a subsequent disposition of the shares will be treated as a long-term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes. On the other hand, if the participant disposes of the shares before the lapse of the required holding period, then the participant will have taxable income at the time of exercise equal to the difference between the exercise price of the shares and the market value of the shares on the date of exercise, and the Company will be entitled to a corresponding tax deduction.

     The grant of an SAR produces no U.S. federal tax consequences for the participant or the Company. The exercise of an SAR results in taxable income to the participant, equal to the difference between the reference price of the shares and the market price of the shares on the date of exercise, and a corresponding tax deduction to the Company.

     A participant who has been granted a Performance Award will not realize taxable income at the time of the grant, and the Company will not be entitled to a tax deduction at such time. A participant will realize ordinary income at the time the award is paid equal to the amount of cash paid or the value of shares delivered, and the Company will have a corresponding tax deduction.

     A participant who has been granted an award of restricted shares of Common Stock will not realize taxable income at the time of the grant, and the Company will not be entitled to a tax deduction at the time of the grant, unless the participant makes an election to be taxed at the time of the award. When the restrictions lapse, the participant will receive taxable income in an amount equal to the excess of the market value of the shares at such time over the amount, if any, paid for such shares. The Company will be entitled to a corresponding tax deduction. The grant of an award of unrestricted Common Stock will produce immediate tax consequences for both the participant and the Company. The participant will be treated as having received taxable compensation in an amount equal to the then fair market value of the Common Stock awarded. The Company will receive a corresponding tax deduction.

     Reimbursement of Taxes. In its discretion, the Committee may provide that the Company may reimburse a participant for federal, state, local and foreign tax obligations incurred as a result of the grant or exercise of an award.

     Amendment and Termination. The Board of Directors may amend the Plan at any time but may not adopt any amendment which would cause the Plan to lose its exemption under Securities and Exchange Commission Regulation Section 240.16b-3 or which would impair the rights of a participant with respect to awards granted prior to the amendment without his or her consent. The Plan will continue in effect until December 31, 2015 unless terminated sooner by the Board at any time. Termination of the Plan will not impair the status of any awards outstanding at the date of termination.

     Other Information. As of February 28, 1994, options for the following numbers of shares of Common Stock have been granted to the following individuals and groups and are outstanding under the
Plan: (i) each named executive officer: Carl H. Lindner, 50,000 shares; Keith E. Lindner, 30,000 shares; Steven G. Warshaw, 235,000 shares; Robert F. Kistinger, 170,000 shares; and Jos P. Stalenhoef, 156,150 shares; (ii) all current executive officers as a group, 995,050 shares; (iii) all current directors who are not executive officers as a group, 184,000 shares; (iv) each nominee for election as director (not otherwise named): Hugh F. Culverhouse, Sr., 53,500 shares; S. Craig Lindner, 53,500 shares; Fred J. Runk, 125,000 shares; Jean Head Sisco, 23,500 shares; William W. Verity, none; Oliver W. Waddell, none; and Ronald F. Walker, 53,500 shares; and (v) all current employees as a group (including all current officers who are not executive officers), 3,857,917 shares. The recipients of, and numbers of shares subject to, future grants under the Plan are not determinable at this time. In addition, the following options have been granted under the Company's Individual Stock Option Plan and are currently outstanding: (i) Robert F. Kistinger, 150,000 shares; (ii) all current executive officers as a group, 165,000 shares; and (iii) all current employees as a group, 342,840 shares. The closing price of the Company's Common Stock as reported on the New York Stock Exchange on March 23, 1994 was $18.625 per share.

     The number of outstanding options reported above for all current employees as a group gives effect to the Company's 1993 exchange of certain stock options with an exercise price 50% or more above the market price of the Common Stock for a reduced number of options at then-current fair market value. The offer to exchange, which is more fully described below under "Report of Compensation Committee on Executive Compensation," was not extended to directors and executive officers of the Company.

Required Vote

     The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy, and entitled to vote at the meeting, is required to approve the amendments to the Plan. As to this proposal, abstentions will have the same effect as votes against the proposal whereas broker non-vote shares will be deemed to be absent from the meeting.

     Chiquita has been informed that AFC intends to vote its shares "FOR" approval of the amendments to the 1986 Stock Option and Incentive Plan.

                         EXECUTIVE COMPENSATION

Summary Information

     The following table summarizes the annual and long-term compensation of the Chairman of the Board and Chief Executive Officer and the four other most highly paid executive officers of the Company for the fiscal years 1993, 1992 and 1991. A report on executive compensation by the Compensation Committee of the Board of Directors appears on page 19 of this Proxy Statement.

[CAPTION]
                       SUMMARY COMPENSATION TABLE


                                   Annual Compensation
Name and Principal PositionYear   Salary($)(1)Bonus($)(1)
_________________________________________________________________
______________
____________________

Carl H. Lindner        1993  $410,000 $-0-
Chairman of the Board and1992$410,000 -0-
Chief Executive Officer1991  400,000  -0-
_________________________________________________________________
__________________________________
Keith E. Lindner       1993  $1,030,000$837,000
President and Chief    19921,030,000  -0-
Operating Officer      1991  963,4621,181,865
_________________________________________________________________
__________________________________
Steven G. Warshaw      1993  $300,385 $360,000
Executive Vice President,1992200,000 225,000
Chief Administrative Officer1991200,000370,000
and Chief Financial Officer
_________________________________________________________________
__________________________________
Robert F. Kistinger(4) 1993  $300,385 $325,000
Senior Executive Vice President,
Chiquita Banana Group (Worldwide)
_________________________________________________________________
__________________________________
Jos P. Stalenhoef(4)   1993  $250,192 $
President,
Chiquita Banana,
North American Division

[CAPTION]
                  Long-Term
                      Compensation
                 Securities
                 Underlying             All Other
                      Stock Option    Compensation
Name and Principal Position Grants(#)       ($)(2)
_________________________________________________________________
____________
______________________

Carl H. Lindner       $-0-            $8,102
Chairman of the Board and-0-           8,963
Chief Executive Officer20,000         ---
_________________________________________________________________
__________________________________
Keith E. Lindner        -0-           $18,141
President and Chief   -0-             14,471
Operating Officer975,000 (3)           ---
_________________________________________________________________
__________________________________
Steven G. Warshaw     $80,000         $16,538
Executive Vice President &40,000      16,544
Chief Administrative Officer15,000     ---
_________________________________________________________________
__________________________________
Robert F. Kistinger(4)60,000          $52,966
Senior Executive Vice President,
Chiquita Banana Group
_________________________________________________________________
__________________________________
Jos P. Stalenhoef(4) 60,000           $24,214
President, Chiquita
Banana, North America
_________________________________________________________________
__________________________________

(1)  Includes amounts deferred under the Company's Deferred
Compensation Plan.

(2) In accordance with Securities and Exchange Commission transition rules, information for 1991 is not required. Amounts disclosed for 1993 are comprised of the following:

    (a)    Company contributions to the Savings and Investment
Plan:
           Carl H. Lindner, $6,200; Keith E. Lindner, $13,941; Steven G. Warshaw, $10,343; Robert F. Kistinger,
$10,343;
           and Jos P. Stalenhoef, $10,343.
    (b) Company matching contributions on excess deferrals from the Savings and Investment Plan to the Deferred Compensation Plan as a result of IRS limitations on the amount which can be deferred under a 401(k) savings plan:
           Robert F. Kistinger, $10,357; and Jos P. Stalenhoef,
           $5,182.
    (c) Above market interest (assuming the highest rate payable under the Company's Deferred Compensation Plan, which provides a graduated interest schedule conditioned upon continuation of service) calculated (but not paid or payable) on deferred compensation: Keith E. Lindner, $4,152; Steven G. Warshaw, $2,165; Robert F. Kistinger, $30,217; and Jos P. Stalenhoef, $3,992.
    (d)    Term life insurance premiums paid by the Company: Carl
H.
           Lindner, $1,902; Keith E. Lindner, $48; Steven G. Warshaw, $874; Robert F. Kistinger, $2,049; and Jos P. Stalenhoef, $4,697.

(3) In March 1993, Keith E. Lindner surrendered to the Company for cancellation the 975,000 share stock option granted to him in 1991.

(4) Robert F. Kistinger and Jos P. Stalenhoef are executive officers of a division of one of the Company's wholly-owned subsidiaries and were first named executive officers of the Company in 1993. Accordingly, information for years prior to 1993 is not presented.

Stock Option Grants

     The following table contains information concerning grants of stock options to the named executive officers under the Company's
1986 Stock Option and Incentive Plan during the year ended December
31, 1993.

[CAPTION]
                          OPTION GRANTS IN 1993
                              Individual Grants



                Number of    % of Total
                Securities    OptionsExercise
                Underlying   Granted toor Base
                  Options    Employees inPrice(2)Expiration  Grant
Date
  Name          Granted(1)      1993 ($/Sh)       Date  Present
Value(3)


Carl H. Lindner      -0-          -       -           -        -


Keith E. Lindner     -0-          -       -           -        -


Steven G. Warshaw     80,000     2.4%       $10.3112/21/13
$433,600

Robert F. Kistinger   60,000     1.8%       $10.3112/21/13
$325,200

Jos P. Stalenhoef     60,000     1.8%       $10.3112/21/13
$325,200

[CAPTION]

                      Expiration   Grant Date
     Name                Date    Present Value(3)

Carl H. Lindner       -0-           -

Keith E. Lindner     -0-            -

Steven G. Warshaw 12/21/13        $303,200

Robert F. Kistinger12/21/13       $227,400

Jos P. Stalenhoef 12/21/13        $227,400

(1) Options vest over a ten year period with 9% immediately exercisable on the date of the grant and an additional 9% exercisable on each anniversary of the grant date thereafter until 12/21/03 when the remaining 10% will be exercisable.

(2) Exercise price is equal to the fair market value (average of the high and low trading prices in the NYSE) of shares of Chiquita's Common Stock on the date of grant.

(3) The grant date present value was calculated using a variation of the Black-Scholes option pricing model. The assumptions used in the model included (a) an expected Chiquita stock price volatility of .43; (b) a risk-free interest rate of 6.9%; and (c) a dividend yield of 1.7%. In addition, the Black-Scholes model output was modified by (a) a 10% discount to reflect the non-transferability of the options and (b) a 25% discount to reflect the risk of forfeiture (5% per year probability) due to restrictions on exercise of the option in accordance with the ten year vesting provisions. Whether the assumptions used will prove accurate cannot be known at the date of grant. The actual value, if any, will depend on the market price of the Company's Common Stock on the date of exercise.

(/TABLE>

Option Exercises, Holdings and Year-End Values

     The following table summarizes the value of all outstanding options for the named executive officers as of December 31, 1993.

                   AGGREGATED OPTION EXERCISES IN 1993
                     AND 1993 YEAR-END OPTION VALUE


                Shares
               Acquired
                  on
               Exercise




                         Value
                       Realized
                               Number of Securities
Underlying
                                Unexercised Options
                               at December 31, 1993

Exercisable    Unexercisable

Carl H. Lindner
 35,400
 14,600
Keith E. Lindner-0--0- 30,000   -0-Steven G. Warshaw-0--0-
70,725
164,275Robert F. Kistinger-0--0-160,430 159,

[CAPTION]

Value of Unexercised In-the-Money
Options at December 31, 1993(1)
NameExercisableUnexercisable
Carl H. Lindner
$75,630
$  -0-
Keith E. Lindner$75,630   $  -0-    Steven G. Warshaw$44,118

$63,736   Robert F. Kistinger$ 9,769   $47,802
(1)  Value is calculated as the difference between the fair market value of the Common Stock on December 31, 1993 ($11.19 per share) and the exercise price of the options.  Fair market value is defined as the average of the highest and lowest
     selling prices of the Company's Common Stock as reported on the
     New York Stock Exchange.


       REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") is composed of Jean Head Sisco and Hugh F. Culverhouse, Sr. who are independent outside directors. The Committee is charged with responsibility for reviewing the performance and approving the compensation of key executives and for establishing general compensation policies and standards for reviewing management performance. In carrying out this function, the Committee ensures that the Company's compensation philosophy is appropriate to its business and is implemented effectively through its various policies and programs. The Committee also reviews both Company and key executive performance in light of established criteria and objectives, and approves individual compensation for all Named Executive Officers (NEOs) listed in the Summary Compensation Table and for other key executives.

     The Company's compensation philosophy is designed to motivate and reward achievement of long-term growth in shareholder value.
To further that objective, the Company has adopted a "Total Compensation" philosophy which emphasizes: rewards based on individual and Company performance; a shareholder's perspective on Company performance; and a commitment to the Company's long-term success. The Company administers its Total Compensation philosophy under a plan called the Total Compensation System (TCS). TCS applies to managers at all management levels, including NEOs, except for the Chief Executive Officer (CEO). CEO compensation is not administered under TCS and is discussed under Chief Executive Officer 1993 Compensation, following the description of TCS for other NEOs.

TOTAL COMPENSATION SYSTEM FOR NAMED EXECUTIVE OFFICERS OTHER THAN
CEO

     TCS is designed to establish the appropriate total annual cash compensation (TACC) for each management position; to ensure that bonus awards under the Company's Management Incentive Plan (MIP), an annual cash bonus incentive plan, are based on performance; and to award stock options as long-term incentives and rewards tied directly to shareholder interests.

     Total Annual Cash Compensation (TACC) is annual base salary plus MIP bonus award. The primary factors considered in setting the TACC for each NEO are: position and responsibilities, potential impact on annual financial and longer term strategic results, and performance. TACC is established by setting base salary and an MIP bonus target and calculating the actual MIP bonus award based on performance.

     Base salary is established according to each NEO's position, responsibilities and long-term contribution. Base salaries are not adjusted annually but are adjusted when the Committee, in consultation with the CEO and the President and Chief Operating Officer (COO), judges that an NEO's responsibilities and/or long-term contribution have changed sufficiently to warrant a change in base salary.
     The MIP bonus target defines the MIP bonus award to be paid if annual performance objectives, described below, are achieved. The MIP bonus target is expressed as a percentage of base salary and is determined according to the position's potential impact on Company results. Base salary and MIP bonus target are coordinated so that the sum provides a TACC level which, in the Committee's judgment, is appropriate for the position and individual.

     For NEOs other than the COO, the base salaries and MIP bonus targets are also evaluated with reference to competitive market compensation practices. The competitive market is defined as consumer products companies with total sales volume similar to the Company and is measured using two objective compensation surveys from a nationally recognized compensation consulting firm. Companies surveyed are not limited to companies shown in the industry group index in the Cumulative Total Return graphs because the Company's market for executive talent extends well beyond this industry group. The performance of surveyed companies is not considered because base salary and bonus targets are influenced primarily by the overall competitive market, not simply by companies with performance similar to the Company in any given year.

     MIP bonus awards are determined by measuring performance against annual objectives in three categories, with the indicated weights assigned to each category: Team Profit Achievement Objectives (40%), which include return on investment or similar objectives for the relevant operating unit(s); Individual Profit Achievement Objectives (40%), which include cost, revenue, volume, and quality objectives appropriate to the individual; Management Achievement and Strategy and Organization Development Objectives (20%), which include development and implementation of business strategies and organizational effectiveness programs.

     Accomplishment of each objective is rated quantitatively and a weighted average overall performance rating is calculated. The overall performance rating determines the percentage of the MIP bonus target to be paid, subject to Compensation Committee Review. TCS provides for MIP bonus awards of 100 percent of MIP bonus target for overall performance which meets objectives. Actual MIP bonus awards may range from zero percent of MIP bonus target (for overall performance which does not meet objectives) to 200 percent of MIP bonus target (for overall performance which far exceeds objectives).

     Stock options are used to reward past performance and to motivate future performance, especially long-term performance. Option grants vest over a ten year period with nine percent exercisable immediately upon the grant date and an additional nine percent exercisable on each anniversary of the grant until the tenth anniversary when the final ten percent becomes exercisable. The Company's options have a 20 year exercise period and are priced at fair market value on the date of grant. The long vesting and exercise periods and market pricing are specifically intended to motivate management decisions which will be in the shareholders' best long-term interests and to further retention of executive talent.

     Targets for stock option awards are established based on the capital value of the grant (the number of stock options granted multiplied by the price). Relating stock option award targets to the capital investment required to purchase an equivalent number of shares of stock emphasizes the Company's philosophy that stock options should provide value to management when management is successful in increasing the value of Company securities. Stock option award targets increase as responsibility, base salary and MIP bonus target increase. The Company believes that market comparisons and specific competitive positioning are not meaningful for the Company's stock option award targets because of the long vesting and exercise periods.

     Actual stock option awards may be larger or smaller than award targets depending on a number of factors including individual performance against annual objectives (described above), changes in responsibility, future potential, management succession and the stock options awarded to the executive in prior years.

CHIEF EXECUTIVE OFFICER 1993 COMPENSATION

     Since 1988, Mr. Carl H. Lindner's, Chairman and Chief Executive Officer (CEO), annual base compensation has been $400,000 with no cash bonus or stock option grants, other than stock option grants awarded to Directors. In approving his compensation for 1993, the Committee considered the fact that Mr. Lindner had significant responsibilities as an executive officer of AFC and its subsidiaries and affiliates. Although Mr. Lindner devoted time to matters more directly related to other enterprises, the Committee believes his overall compensation from Chiquita Brands International, Inc. for 1993 was appropriate and reasonable. This judgment is based on the Committee's conclusion that Mr. Lindner fully and effectively discharged the responsibilities of his position with the Company to the Company's substantial benefit.

PRESIDENT AND CHIEF OPERATING OFFICER 1993 COMPENSATION

     Mr. Keith E. Lindner has been President and Chief Operating Officer of the Company since 1989. Prior to that, he was Senior Executive Vice President and all senior operating executives and corporate officers other than the President and Chairman reported to him. Mr. Lindner's annual base salary was set at $1,030,000 for 1992 in consultation with the Board of Directors and has been constant since then. Mr. Lindner's base salary was established in recognition of his increased responsibility and significant contributions, as reflected in the graph titled "Cumulative Total Returns (1984 to 1993)". Mr. Lindner's 1993 MIP bonus target was set at 100 percent of base salary in consideration of the impact his performance has on achievement of the Company's objectives.

     As a participant in TCS, Mr. Lindner was awarded an MIP bonus of $837,000 for 1993 based on the Committee's assessment that he met his Team Profit Achievement, Individual Profit Achievement and Management Achievement and Strategy and Organization Development objectives. His accomplishments include a substantial improvement in operating income, restructuring the Company's European business to reduce costs and convert to a new organization in response to the European Community's new restrictions on the importation of bananas; achieving the Company's long-term cost of capital and effective tax rate objectives; optimizing the disposition of discontinued operations and strengthening the Company's executive succession.

     The Committee, in consultation with members of the Board of Directors, exercised its discretion in reducing Mr. Lindner's bonus payment to 81 percent of his MIP bonus target in recognition of the fact that, despite significant progress, the Company had not yet returned to profitability. Mr. Lindner received no stock options for 1993.

OTHER NAMED EXECUTIVE OFFICER 1993 COMPENSATION

     Base salaries for these NEOs for 1993 were increased 25 percent to 50 percent over 1992 in recognition of significantly increased responsibilities which resulted from the ongoing alignment of the Company's management structure and responsibilities with its long-term strategy. MIP bonus targets for these executives ranged from 70 percent to 80 percent of base compensation. Each of these executives met or exceeded his total 1993 objectives described above. In accordance with TCS guidelines, MIP bonus awards for these executives ranged from somewhat below to above target, and their 1993 TACC ranged between the 50th and 75th survey percentile for each position. Stock option grants for the same group in 1993 totaled 200,000 shares. These above target stock option awards were based on a number of considerations specific to each individual, including individual contributions, increased responsibilities and previous awards.


TAX DEDUCTIBILITY OF NEO COMPENSATION OVER $1,000,000

     The Committee believes that the Company's Total Compensation System (TCS), which applies to managers at all levels starting with the President and COO, is an effective means of delivering performance based pay. However, TCS does not meet all the requirements for "performance based compensation" as defined by the proposed IRS regulations under Internal Revenue Code Section 162(m). Specifically, TCS allows for qualitative objectives in the Management Achievement and Strategy and Organization Development category which account for 20 percent of overall performance. TCS also allows for discretion in determining the MIP bonus award as a function of the overall performance rating.

     As a result of current industry dynamics, the Committee believes it would be detrimental to comply with the requirements of
Section 162(m) at this time, even though compensation in excess of $1,000,000 to any NEO may not be deductible for 1994 federal income tax purposes. The Committee will continue to apply the existing TCS to manage NEO compensation for 1994 while continuing to study the consequences of future compliance with Section 162(m).

     The Chiquita Brands International, Inc. 1986 Stock Option and Incentive Plan (as amended and restated March 25, 1992) meets the requirements of Section 162(m) for performance based stock option income except that the Plan does not specify an annual limit on stock options awarded to any individual. The Company has submitted for shareholder approval an amendment to the Plan which will bring it into full compliance with Section 162(m), thus allowing for full deductibility to the Company of all stock option compensation for NEOs.

STOCK OPTION EXCHANGE OFFER

     In December 1993, the Company offered to exchange outstanding stock options with an exercise price 50 percent or more above the current market price for a significantly reduced number of options at the current market price. This offer was extended to approximately 800 managers around the world, but was not extended to executive officers and directors. In making the decision to extend this offer, the Committee considered all relevant factors, including:

o Increases to base pay which would normally have been granted to most of this group early in 1993 had been canceled.

o During most of 1992 and 1993, the market price of the Company's common stock was well below the price of stock options granted since 1988.

o The Committee and management believe that stock option recipients should participate in the consequences of stock price declines.

     The Committee concluded that, given these factors, there was a need to ensure the continuity of this group's efforts and long-term contributions. After review and discussion of the relevant factors, including consultation with an independent, nationally known compensation advisor, the Committee approved an exchange offer effective December 21, 1993 with the following terms:

o Directors and executive officers were excluded from the offer, because the purpose was to increase the retention and motivational value of stock options held by the broad management group, not executive management or directors.

o Only unexercised stock options with a price at least 50 percent above the current market price of Company stock on the exchange date qualified for the exchange offer. Consequently, over one-half million stock options priced above the current market price were not eligible for exchange.

o The number of new stock options offered to each individual was one-third to one-half lower than the number of stock options to be canceled. The exact ratio was determined by the prices of the canceled stock options so that the higher the price of the canceled stock options, the lower the number of new stock options offered in exchange. Participants were required to choose between exchanging all or none of their eligible stock options.

o New stock options were zero percent vested upon grant. On an aggregate basis, eighteen percent of the new stock options are scheduled to vest on June 30, 1994, and eighteen percent on December 31, 1994. The balance is scheduled to vest at the same rate as the canceled options, with all vesting completed no later than December 31, 2002.

o The exercise period was reduced from twenty years for the original stock options to fifteen years for the new stock options.

     Approximately 88 percent of those eligible participated in the stock option exchange offer, resulting in a net reduction of nearly 850,000 outstanding stock options.

                                 Compensation Committee:
                                 Hugh F. Culverhouse, Sr.
                                 Jean Head Sisco

                     COMMON STOCK PERFORMANCE GRAPHS

     The following performance graphs compare Chiquita's cumulative total shareholder return over a five-year and nine-year period, assuming $100 invested at December 31, 1988 and December 31, 1984, respectively, in Chiquita Common Stock, in the Standard & Poors Stock Index, and in an industry group index of eleven other fruit and vegetable related companies. The nine-year graph compares Chiquita's performance over the entire period since 1984 when the current management assumed responsibility for managing the Company.

Total shareholder return is based on the increase in the price of the stock and assumes the reinvestment of all dividends. The industry group is composed of: Dole Food Co., Inc., Geest PLC, Fyffes PLC, The Albert Fisher Group PLC, Perkins Foods, Stokely USA, Inc., Curtice-Burns Foods Inc., Seneca Foods Corporation, United Foods, Inc., Dean Foods Co. and Orange-Co., Inc. Total return was weighted according to market capitalization of each company at the beginning of each period.

             CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     Chiquita and its subsidiaries have had and expect to continue to have transactions with Chiquita's directors, officers, principal shareholders, their affiliates and members of their families. Chiquita believes that the financial terms of these transactions are comparable to those that would apply to unrelated parties and are fair to Chiquita.

     During 1987, a Chiquita subsidiary entered into a credit agreement which provides for maximum borrowings of $26.5 million from a U.S. government agency. Simultaneously, the agency assigned its rights under the agreement to an AFC subsidiary. Borrowings bear interest at a rate of 7.75% per annum to the AFC subsidiary and are guaranteed by the government agency. The Chiquita subsidiary must repay amounts borrowed in installments from 1991 through 1996. The highest amount outstanding during 1993 was $8.4 million and the balance at March 1, 1994 was $6.0 million.

     During 1993, John Morrell & Co., a wholly-owned subsidiary of the Company, sold meat products to Thriftway, Inc. and United Dairy Farmers, Inc. Thriftway, Inc. paid an aggregate of $6,936,000 for meat products and $94,400 for related cooperative advertising. United Dairy Farmers, Inc. paid an aggregate of $331,000 for meat products. Richard E. Lindner, a brother of Carl H. Lindner and a director of AFC, is the principal owner of Thriftway, Inc. Robert
D. Lindner, a brother of Carl H. Lindner and a director of AFC, together with members of his family, are the principal owners of United Dairy Farmers, Inc.

     In 1993, the Company paid approximately $156,000 to Frederick Rauh & Company for insurance bond premiums. Frederick Rauh &
Company, a former subsidiary of AFC, was sold in September, 1993.

     The Company estimates that its subsidiaries paid approximately [$346,000] for advertising time on radio and television stations owned by an AFC subsidiary during 1993.

     In 1993, the Company paid approximately $208,000 to Provident Travel Corporation for travel related services. Provident Travel
Corporation is a subsidiary of AFC.

     In 1993, the Company entered into a sublease arrangement for office space with American Annuity Group, Inc., a subsidiary of AFC. This arrangement expires in April 1998 and requires annual base rent of $297,126 plus operating expenses of approximately $378,000. In 1993, the Company received a total of $256,000 pursuant to this sublease.

     During 1993, the Company provided Robert F. Kistinger, a named executive officer, with a loan in the principal amount of $200,000, bearing interest at the rate of 7% per annum and secured by a mortgage on Mr. Kistinger's principal residence. The loan was repaid in full in January of 1994 with a payment of principal plus accrued interest on the loan totalling $212,836.10.


                          INDEPENDENT AUDITORS

     The accounting firm of Ernst & Young served as the Company's independent auditors for 1993. Ernst & Young also serves as independent auditors for AFC and many of its other subsidiaries. One or more representatives of that firm will attend the Annual Meeting and will be given the opportunity to comment, if they desire, and to respond to appropriate questions that may be asked by shareholders. No auditor has yet been selected for the current year since it is Chiquita's practice not to select independent auditors prior to the Annual Meeting.

     COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT
OF
1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's equity securities, to file reports of security ownership and changes in such ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Officers, directors and greater than ten-percent beneficial owners also are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based upon a review of copies of such forms and written representations from its executive officers and directors, the Company believes that all Section 16(a) filing requirements were complied with during 1993.

                         SOLICITATION OF PROXIES

     The cost of soliciting proxies will be borne by the Company. In addition, the Company will reimburse brokers or other persons holding stock in their names or in the names of their nominees for charges and expenses in forwarding proxies and proxy material to the beneficial owners. Solicitations may also be made by officers and regular employees of the Company, without additional compensation, by use of the mails, telephone, telegraph or by personal calls. The Company has retained Kissel-Blake, Inc., New York, New York, to assist in the solicitation of proxies at a cost of $4,500 plus reasonable out-of-pocket expenses.

                              ANNUAL REPORT

     The Company's annual report to shareholders, including financial statements, for the fiscal year ended December 31, 1993 has previously been mailed to shareholders.

             SHAREHOLDERS PROPOSALS FOR NEXT ANNUAL MEETING

     Shareholder proposals for the 1995 Annual Meeting of Shareholders must be received in writing by the Secretary of the Company at the Company's executive offices by December 12, 1994 in order to be considered for inclusion in the proxy materials.

                              MISCELLANEOUS

     The Company will send, without charge, a copy of the Company's current annual report on Form 10-K to any holder of Common Stock or Depositary Shares who makes a request in writing to Joseph W. Hagin II, Vice President, Corporate Affairs, Chiquita Brands
International, Inc., Chiquita Center, 250 East Fifth Street,
Cincinnati, Ohio 45202.

                                       By order of the Board of
Directors,



                                       Charles R. Morgan
                                       Vice President, General
Counsel
and Secretary

Cincinnati, Ohio
April 11, 1994






                               APPENDIX A


                             SECOND RESTATED
                      CERTIFICATE OF INCORPORATION

                                   OF

                   CHIQUITA BRANDS INTERNATIONAL, INC.

     CHIQUITA BRANDS INTERNATIONAL, INC., a corporation organized and existing under the laws of the State of New Jersey, amends, restates and integrates its Certificate of Incorporation to read in full as herein set forth.


                                SECTION I

     The name of the Corporation is:

                   CHIQUITA BRANDS INTERNATIONAL, INC.

                               SECTION II

     The location of its registered office in the State of New Jersey is 28 West State Street, Trenton, County of Mercer, New Jersey 08608, and the name of the registered agent therein and in charge thereof upon whom process against the Corporation may be served is The Corporation Trust Company.

                               SECTION III

     The purposes for which the Corporation is organized are to engage in any activity within the purposes for which corporations now or at any time hereafter may be organized under the New Jersey Business Corporation Act and under all amendments and supplements thereto, or any act enacted to take the place thereof.

                               SECTION IV

     The aggregate number of shares which the Corporation is authorized to issue is 164,000,000 shares divided into:

     (i) 150,000,000 shares of Capital Stock, par value $.33 per share ("Capital Stock"),

     (ii) 4,000,000 shares of Cumulative Preference Stock, issuable in series, without nominal or par value ("Series
Preference Stock"), and

     (iii)  10,000,000 shares of Non-Voting Cumulative Preferred
Stock, issuable in series, par value $1 per share ("Non-Voting
Preferred Stock").

The designations, preferences, rights and restrictions, to the extent that the same have been determined, and the manner of determining other designations, preferences, rights and restrictions of each series of Series Preference Stock and Non-
Voting Preferred Stock are set forth in this Section IV.

     SUBSECTION A.  PROVISIONS APPLICABLE TO ALL SERIES OF SERIES
     PREFERENCE STOCK

     (a) Issuance in Series. Shares of Series Preference Stock may be issued from time to time in one or more series. The shares of all series shall be without par value. The terms of Series C Preference Stock shall be as specified herein and in Subsection C of this Section. The preferences and relative, participating, optional and other special rights of each subsequent series and the qualifications, limitations or restrictions thereof if any, may differ from those of any and all other series already outstanding; the terms of each subsequent series shall be as specified in this Subsection A and in an amendment or amendments hereof (including any amendment made by action of the Board of Directors without shareholder approval) and the Board of Directors of the Corporation is hereby expressly granted authority to fix, by resolution or resolutions adopted prior to the issuance of any shares of a particular subsequent series of Series Preference Stock, the number of authorized shares of any such series and the designations, preferences and relative, participating, optional and other special rights, or the qualifications, limitations or restrictions thereof, of such series, including but without limiting the generality of the foregoing, the following:

           (i) The rate and times at which, and the terms and conditions in which, dividends on the Series Preference Stock of such series shall be paid;

           (ii)  The rights, if any, of holders of Series
Preference
Stock of such series to convert the same into, or exchange the same for, other classes of stock of the Corporation and the terms and conditions of such conversion or exchange;

           (iii) The redemption price or prices and the time at which, and the terms and conditions on which, Series Preference
Stock of such series may be redeemed;

           (iv)  The rights of the holders of Series Preference
Stock of such series upon the voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding up of the Corporation;

           (v) The voting power, if any, of the Series Preference Stock of such series; and

           (vi) The terms of the sinking fund or redemption or purchase account, if any, to be provided for the Series Preference Stock of such series.

     (b) Equal Rank. All shares of each series shall be identical in all respects, and all shares of Series Preference Stock of all series shall be of equal rank in respect of the preference as to dividends and to payments upon the liquidation, distribution or sale of assets, dissolution and winding up of the Corporation. The rights of the Capital Stock of the Corporation shall be subject to the preferences and relative, participating, optional and other special rights of the Series Preference Stock of each series as fixed herein and from time to time by the Board of Directors as aforesaid.

     (c) Dividends On All Series. If dividends on the Series Preference Stock of any series are not paid in full or declared in full and sums set apart for the payment thereof, then no dividends shall be declared and paid on any such stock unless declared and paid ratably on all shares of each series of the Series Preference Stock then outstanding, including dividends accrued or in arrears, if any, in proportion to the respective amounts that would be payable per share if all such dividends were declared and paid in full. The term "dividends accrued or in arrears" whenever used herein with reference to the Series Preference Stock shall be deemed to mean an amount which shall be equal to dividends thereon at the annual dividend rates per share for the respective series from the date or dates on which such dividends commence to accrue to the end of the then current quarterly dividend period for such stock (or, in the case of redemption, to the date of redemption), less the amount of all dividends paid upon such stock. If upon any liquidation, dissolution or winding up of the Corporation the assets distributable among the holders of any series of Series Preference Stock shall be insufficient to permit the payment in full to the holders of all series of the Series Preference Stock, of all preferential amounts payable to all such holders, then the entire assets of the Corporation thus distributable shall be distributed ratably among the holders of all series of the Series Preference Stock in proportion to the respective amounts that would be payable per share if such assets were sufficient to permit payment in full.

     (d)  Special Vote.   While any Series Preference Stock is
outstanding the Corporation shall not, without the affirmative consent (given in writing or at a meeting duly called for that purpose) of the holders of at least two-thirds (2/3rds) of the aggregate number of shares of Series Preference Stock then outstanding, (1) authorize or issue shares of any class or series of stock having any preference or priority as to dividends or upon liquidation (hereinafter in this subparagraph (d) referred to as "Senior Stock") over the Series Preference Stock; (2) reclassify any shares of stock of the Corporation into shares of Senior Stock;
(3) issue any security exchangeable for, convertible into, or evidencing the right to purchase any shares of Senior Stock; (4) be a party to any merger or consolidation unless the surviving or resulting corporation will have after such merger or consolidation no stock either authorized or outstanding ranking prior as to dividends or upon liquidation to the Series Preference Stock or to the stock of the surviving or resulting corporation issued in exchange therefor (except such prior ranking stock of the Corporation as may have been authorized or outstanding immediately preceding such merger or consolidation or such stock of the surviving or resulting corporation as may be issued in exchange therefor); or (5) amend, alter or repeal the Certificate of Incorporation of the Corporation to alter or change the preferences, rights or powers of the Series Preference Stock so as to affect such stock adversely.

     SUBSECTION B. SPECIAL PROVISIONS APPLICABLE TO ALL SERIES OF NON-VOTING PREFERRED STOCK

     Shares of Non-Voting Preferred Stock may be issued from time to time in one or more series, with the Board of Directors of the Corporation determining all terms, designations, preferences, rights and restrictions of each series without further action by the shareholders (including, without limitation, the voting powers thereof, if any; provided, however, that no series of Non-Voting Preferred Stock shall have the right to vote unconditionally in the election of Directors).

     SUBSECTION C.  NO PRE-EMPTIVE RIGHTS

     No shareholder of the Corporation, by reason of his holding shares of any class of the capital stock of the Corporation, shall have any pre-emptive or preferential right to subscribe for or purchase any shares of (1) any class whatsoever which the Corporation may hereafter issue or sell, or (2) any obligations or securities which the Corporation may hereafter issue or sell, convertible into or exchangeable for or exchanged for, any shares of the Corporation of any class, or (3) any warrants or options which the Corporation may hereafter issue or sell which shall confer upon the holder or owner thereof the right to subscribe for or purchase from the Corporation any of its shares of any class.

     SUBSECTION D.  SPECIAL PROVISIONS APPLICABLE TO SERIES A
PREFERRED STOCK

     There is hereby established Series A Preferred Stock which shall be designated "$2.875 Non-Voting Cumulative Preferred Stock, Series A" $1.00 par value ("Series A Preferred Stock") and shall consist of Two Million, Eight Hundred Seventy-Five Thousand (2,875,000) shares, and no more. The relative, participating, optional and other special rights and the qualifications, limitations and restrictions of the Series A Preferred Stock shall be as follows:

     (a)  Dividends.

           (i) The holders of outstanding shares of the Series A Preferred Stock shall be entitled to receive (subject to the rights of holders of shares of Mandatorily Exchangeable Cumulative Preference Stock, Series C, or any series of Non-Voting Cumulative Preferred Stock or Series Preference Stock and/or any other class or series of preferred or preference stock which the Corporation may in the future issue which ranks prior to or on a parity with the Series A Preferred Stock as to dividends), when, as and if declared by the Board of Directors out of funds legally available therefor, cumulative preferential cash dividends at the per share rate of $.71875 per quarter and no more ("Preferential Dividends"), payable on the seventh (7th) day of March, June, September and December of each year (each such date being hereinafter referred to as a "Preferential Dividend Payment Date") commencing June 7, 1994; provided, however, that the Preferential Dividend payable on June 7, 1994 (the "Initial Preferential Dividend") with respect to any share of Series A Preferred Stock outstanding on the record date for the Initial Preferential Dividend shall be computed in accordance with Subsection D(a)(iv). If June 7, 1994 or any other Preferential Dividend Payment Date shall not be a business day, then the Preferential Dividend Payment Date shall be on the next succeeding business day. Each such dividend will be payable to holders of record as they appear on the stock books of the Corporation on such record date, not less than 10 nor more than 60 days preceding the Preferential Dividend Payment Date, as shall be fixed by the Board of Directors. Dividends on the Series A Preferred Stock shall accrue from the date of issuance of the Series A Preferred Stock, and dividends accrued as of each Preferential Dividend Payment Date shall accumulate to the extent not paid on such date. Accumulated unpaid dividends shall not bear interest. All payments of Preferential Dividends to holders of Series A Preferred Stock shall be rounded up to the nearest whole cent.

           (ii) So long as any shares of Series A Preferred Stock are outstanding:

           (A) no dividend (other than a dividend or distribution paid in shares of, or warrants or rights to subscribe for or purchase shares of, Capital Stock or any other stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends and upon liquidation) shall be declared or paid or set aside for payment or other distribution declared or made upon the Capital Stock or upon any other stock of the Corporation ranking junior to or (except as provided in the following sentence) on a parity with the Series A Preferred Stock as to dividends,

           (B) nor shall any Capital Stock nor any other stock of the Corporation ranking junior to or on a parity with the Series A Preferred Stock as to dividends be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends and upon liquidation),

           (C) nor shall the Corporation purchase or otherwise acquire (except pursuant to a purchase or exchange offer made on the same terms to all holders of shares of Series A Preferred Stock), or convert in part, but not in whole, into shares of Capital Stock at the option of the Corporation pursuant to Subsection D(c)(ii) outstanding shares of Series
     A Preferred Stock, unless, in each case, the full Preferential Dividends, if any, accumulated on all outstanding shares of the Series A Preferred Stock through the most recent Preferential Dividend Payment Date shall have been paid or deposited for payment or contemporaneously are declared and paid or deposited for payment. When dividends have not been paid in full upon the shares of Series A Preferred Stock, all dividends and other distributions declared upon the Series A Preferred Stock and any other shares of the Corporation ranking on a parity as to dividends and such other distributions with the shares of Series A Preferred Stock shall be declared pro rata so that the amount of dividends and other distributions declared per share on the Series A Preferred Stock and such other shares shall in all cases bear to each other the same ratio that accumulated unpaid dividends per share on the shares of Series A Preferred Stock and such other shares bear to each other. Holders of the shares of Series A Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided.

           (iii)  Any dividend payment made on shares of Series A
Preferred Stock shall first be credited against the earliest accumulated unpaid dividend due with respect to shares of Series A Preferred Stock.

           (iv) Any dividends payable for any period greater or less than a full quarterly dividend period shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     (b)  Liquidation.

           (i) Upon any dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary (collectively, a "Liquidation"), the holders of shares of Series A Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to shareholders, after payment of all debts and other liabilities of the Corporation and all liquidation preferences of holders of shares of any class or series of preferred or preference stock which the Corporation may in the future issue which ranks prior to the Series A Preferred Stock with respect to liquidation rights, but before any distribution or payment is made to holders of Capital Stock of the Corporation or on any other shares of the Corporation ranking junior to the shares of Series A Preferred Stock upon liquidation, liquidating distributions in the amount of $50 per share, plus an amount equal to all accumulated unpaid Preferential Dividends thereon to the date of Liquidation, and no more. If upon any Liquidation the amounts payable with respect to the Series A Preferred Stock and any other shares of the Corporation ranking as to any such distribution on a parity with the Series A Preferred Stock are not paid in full, the holders of shares of Series A Preferred Stock and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full respective distributable amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of Series A Preferred Stock will not be entitled to any further participation in any distribution or payments by the Corporation.

           (ii) Neither the merger nor consolidation of the Corporation into or with any other corporation or other entity, nor the merger or consolidation of any other corporation or other entity into or with the Corporation, nor a sale, transfer or lease of all or any part of the assets of the Corporation for cash, securities or other property, shall be deemed to be a Liquidation for purposes of this Subsection D(b).

     (c)  Conversions.

           (i) Automatic Conversion Upon the Occurrence of Certain Events. Immediately prior to the effectiveness of a merger or consolidation of the Corporation that results in the conversion or exchange of the Capital Stock into or for, or that results in the holders of Capital Stock obtaining the right to receive, cash, securities or other assets, whether of the Corporation or of any other person or entity (any such merger or consolidation is referred to herein as a "Merger or Consolidation"), other than a Merger or Consolidation in which the Series A Preferred Stock remains outstanding and holders of Series A Preferred Stock obtain the right to receive upon conversion of their shares into Capital Stock or any other security the same cash, securities or other assets that they would have received with respect to the maximum number of shares of Capital Stock which such holders would have received (other than in payment of accumulated unpaid dividends) upon conversion of their shares of Series A Preferred Stock (at the option of the Corporation pursuant to clause (ii) of this Subsection D(c) or at the option of the holder pursuant to clause
(iii) of this Subsection D(c), whichever is greater) immediately prior to the effectiveness of the Merger or Consolidation, each outstanding share of Series A Preferred Stock shall automatically convert into the maximum number of shares of Capital Stock which such holders would have received (other than in payment of accumulated unpaid dividends) upon conversion of their shares of Series A Preferred Stock (at the option of the Corporation pursuant to clause (ii) of this Subsection D(c) or at the option of the holder pursuant to clause (iii) of this Subsection D(c), whichever is greater), plus the right to receive an amount of cash equal to the accumulated unpaid dividends on such share of Series A Preferred Stock to and including the Settlement Date (as defined in Subsection D(c)(viii)).

           (ii)  Conversion at the Option of the Corporation.

           (A) At any time and from time to time on and after February 15, 1997 and prior to February 15, 2001, and upon notice given as provided herein, the Corporation may convert, in whole or in part, the outstanding shares of Series A Preferred Stock; provided, however, that the Corporation may exercise its right to convert only if the Market Price (as defined in Subsection D(c)(viii)) of the Capital Stock for 20 Trading Dates (as defined in Subsection D(c)(viii)) within any period of 30 consecutive Trading Dates, including the last Trading Date of such 30 consecutive Trading Date period (the "Measuring Date"), shall have exceeded $24.70 per share, subject to adjustment as provided below (the "Strike Price"). On the date fixed for conversion, each outstanding share of Series A Preferred Stock to be converted pursuant to this Subsection D(c)(ii)(A) shall convert into that number of shares of Capital Stock as shall be determined in accordance with the Conversion Rate (as defined in Subsection D(c)(iv)) as in effect on the date of conversion, plus the right to receive an amount of cash equal to the accumulated unpaid dividends on such share of Series A Preferred Stock to and including the Settlement Date. The Strike Price shall be proportionately adjusted when, as and if the Conversion Rate shall be adjusted pursuant to Subsection D(c)(iv).

           (B) At any time and from time to time on and after February 15, 2001, and upon notice given as provided herein, the Corporation may convert, in whole or in part, the outstanding shares of Series A Preferred Stock. On the date fixed for conversion, each outstanding share of Series A Preferred Stock to be converted pursuant to this Subsection D(c)(ii)(B) shall convert into:

                 (1) the lesser of (x) that number of shares of Capital Stock as shall equal $50 divided by the Current Market Price (as defined in Subsection D(c)(viii)) per share of Capital Stock on the date of conversion, or (y) 10 shares of Capital Stock, subject to adjustment as provided below (the "Maximum Conversion Rate"); plus

                 (2) the right to receive an amount of cash equal to
           the accumulated unpaid dividends on such share of Series A Preferred Stock to and including the Settlement Date; plus

                 (3) the right to receive an amount of cash equal to
           dividends accrued since the immediately preceding Preferential Dividend Payment Date, calculated in accordance with Subsection D(a)(iv); provided, however, that no amount shall be due and payable pursuant to this clause (3) if the conversion date follows a record date for the payment of a Preferential Dividend and precedes the next succeeding Preferential Dividend Payment Date.

The Maximum Conversion Rate shall be proportionately adjusted when, as and if the Conversion Rate shall be adjusted pursuant to Subsection D(c)(iv).

           (iii) Conversion at the Option of the Holder. At any time and from time to time after the 60th day following the final closing of the initial public offering of Series A Preferred Stock, each holder of Series A Preferred Stock shall have the right to convert, in whole or in part, the outstanding shares of Series A Preferred Stock; provided, however, that if the shares of Series A Preferred Stock to be converted have been earlier called for conversion at the option of the Corporation, the right of the holder to convert such shares will terminate as of 5:00 P.M., New York City time, on the business day immediately preceding the date fixed for such conversion. Each outstanding share of Series A Preferred Stock to be converted at the option of the holder shall convert into that number of shares of Capital Stock as shall be determined in accordance with the Conversion Rate in effect on the Settlement Date, plus the right to receive an amount of cash equal to the accumulated unpaid dividends on such share of Series A Preferred Stock to be converted to and including the Settlement Date. In order to convert shares of Series A Preferred Stock into Capital Stock the holder thereof shall surrender, at the office in the United States designated by the Corporation in writing from time to time for registration of transfers and conversion, the certificate or certificates therefor, duly endorsed to the Corporation or in blank, and give written notice to the Corporation at said office that such holder elects to convert such shares and shall state in writing therein the name or names (with addresses) in which such holder wishes the certificate or certificates for Capital Stock to be issued. Shares of Series A Preferred Stock surrendered for conversion after the close of business on a record date for payment of Preferential Dividends and before 9:00 A.M., New York time, on the next succeeding Preferential Dividend Payment Date must be accompanied by payment of an amount equal to the Preferential Dividend thereon which is to be paid on such Preferential Dividend Payment Date. Shares of Series A Preferred Stock shall be deemed to have been converted on the date of the surrender of such certificate or certificates for shares for conversion as provided above, and the person or persons entitled to receive the Capital Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Capital Stock on such date. As soon as practicable on or after the date of conversion as aforesaid, the Corporation will issue and deliver a certificate or certificates for the number of full shares of Capital Stock issuable upon such conversion, together with cash for any fraction of a share, as provided in Subsection D(c)(vi), to the person or persons entitled to receive the same.

           (iv) Conversion Rate; Adjustments. The Conversion Rate to be used to determine the number of shares of Capital Stock to be delivered on the conversion of the Series A Preferred Stock into shares of Capital Stock pursuant to Subsections D(c)(i), (ii) and
(iii) shall be initially 2.6316 shares of Capital Stock for each share of Series A Preferred Stock; provided, however, that such Conversion Rate shall be subject to adjustment from time to time as provided below in this Subsection D(c)(iv). All adjustments to the Conversion Rate shall be calculated in 1/100ths of a share of Capital Stock. No adjustment of less than one percent (1%) of the Conversion Rate shall be required; however, any such adjustment not made due to such limitation shall be carried forward and shall be taken into account in any subsequent adjustment. Such rate in effect at any time is herein called the "Conversion Rate."

           (A)  If the Corporation shall:

                 (1) pay a dividend or make a distribution with respect to the Capital Stock in shares of Capital Stock (other than a dividend or distribution which is also paid
           to holders of Series A Preferred Stock and in which such holders shall receive, with respect to each share of Series A Preferred Stock, the same number of shares of Capital Stock as shall be distributed with respect to the
           maximum number of shares of Capital Stock into which such
           share of Preferred Stock shall then be convertible at the
           option of the Corporation pursuant to Subsection
D(c)(ii)
           or at the option of the holder pursuant to Subsection D(c)(iii), whichever is greater),

                 (2) subdivide or split its outstanding shares of Capital Stock,

                 (3)  combine its outstanding shares of Capital
Stock
           into a smaller number of shares, or

                 (4) issue by reclassification of its shares of Capital Stock any shares of Capital Stock of the Corporation,then, in any such event, the Conversion Rate shall be adjusted by multiplying the Conversion Rate in effect immediately prior to the date of such event by a fraction, of which the numerator shall be the number of outstanding shares of Capital Stock immediately following
           such event,   and of which the denominator shall be the
           number of outstanding shares of Capital Stock immediately
           prior to such event. Such adjustment shall become effective at the opening of business on the business day next following the record date for determination of shareholders entitled to receive such dividend or distribution in the case of a dividend or distribution and shall become effective immediately after the effective date in case of a subdivision, split, combination, or reclassification.

           (B) If the Corporation shall pay a dividend or make a distribution to all holders of its Capital Stock of evidence of its indebtedness or other assets (including securities of the Corporation but excluding any regular quarterly dividends payable solely in cash out of funds legally available therefor at a rate fixed from time to time by the Board of Directors or distributions and dividends referred to in clause (A) above), or shall distribute to all holders of its Capital Stock rights or warrants to subscribe for or purchase securities of the Corporation or any of its subsidiaries (in each case other than a dividend or distribution which is also paid or made to holders of Series A Preferred Stock in which such holders shall receive, with respect to each share of Series A Preferred Stock, the same evidence of indebtedness or other assets, or the same rights or warrants, as shall be paid or distributed with respect to the maximum number of shares of Capital Stock into which each share of Preferred Stock shall then be convertible at the option of the Corporation pursuant to Subsection D(c)(ii) or at the option of the holder pursuant to Subsection D(c)(iii), whichever is greater), then in each such case the Conversion Rate shall be adjusted by multiplying the Conversion Rate in effect immediately prior to the date of such distribution by a fraction, of which the numerator shall be the Current Market Price per share of Capital Stock on the record date mentioned below, and of which the denominator shall be such Current Market Price per share of Capital Stock less the fair market value (as determined by the Board of Directors of the Corporation, whose determination shall be conclusive) as of such record date of the portion of the assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, applicable to one share of Capital Stock. Such adjustment shall become effective on the opening of business on the business day next following the record date for the determination of shareholders entitled to receive such distribution.

           (C)  Anything in this Subsection D(c)(iv)
     notwithstanding, the Board of Directors shall be entitled to make such upward adjustments in the Conversion Rate, in addition to those required by this Subsection D(c)(iv), (1) as the Board of Directors in its discretion shall determine to be advisable, in order that any stock dividends, subdivision of shares, distribution of rights to purchase stock or securities, or a distribution of securities convertible into or exchangeable for stock (or any transaction which could be treated as any of the foregoing transactions pursuant to
     Section 305 of the Internal Revenue Code of 1986, as amended, or any successor section thereto) hereafter made by the Corporation to its shareholders shall not be taxable; and (2) as the Board of Directors in its discretion shall determine to be necessary or appropriate in order to preserve the relative rights of the holders of Capital Stock, on the one hand, and the holders of Series A Preferred Stock, on the other hand, as such rights are set forth in this Certificate of Incorporation.

           (D) In any case in which this Subsection D(c)(iv) shall require that an adjustment as a result of any event become effective at the opening of business on the business day next following a record date, and the date fixed for conversion pursuant to Subsection D(c)(i), (ii) or (iii) occurs after such record date, but before the occurrence of such event, the Corporation may in its sole discretion elect to defer the following until after the occurrence of such event:

                 (1) issuing to the holder of any shares of the Series A Preferred Stock surrendered for conversion the additional shares of Capital Stock issuable upon such conversion over and above the shares of Capital Stock issuable upon such conversion on the basis of the Conversion Rate prior to adjustment; and

                 (2) paying to such holder any amount in cash in lieu of a fractional share of Capital Stock pursuant to Subsection D(c)(vi).

           (v)  Notice of Adjustments.  Whenever the Conversion
Rate
is adjusted as herein provided, the Corporation shall:

           (A) forthwith compute the adjusted Conversion Rate in accordance with Subsection D(c)(iv) and prepare a certificate signed by the Chief Executive Officer, the Chairman, the President, any Vice President or the Treasurer of the Corporation setting forth the adjusted Conversion Rate, Maximum Conversion Rate and, if applicable, Strike Price, the method of calculation thereof in reasonable detail and the facts requiring such adjustment and upon which such adjustment is based, and file such certificate forthwith with the transfer agent or agents for the Series A Preferred Stock and the Capital Stock; and

           (B) mail a notice stating that the Conversion Rate, Maximum Conversion Rate and, if applicable, Strike Price, have been adjusted, the facts requiring such adjustment and upon which such adjustment is based and setting forth the adjusted Conversion Rate, Maximum Conversion Rate and, if applicable, Strike Price, to the holders of record of the outstanding shares of the Series A Preferred Stock at or prior to the time the Corporation mails an interim financial statement to its shareholders covering the quarter-yearly fiscal period during which the facts requiring such adjustment occurred, but in any event within 45 days of the end of such quarter-yearly fiscal period.

     In addition to the foregoing, the Corporation will calculate and provide notice to the transfer agent or agents for the Series
A Preferred Stock and the Capital Stock within 30 days after (1) the date of initial issuance of the shares of Series A Preferred Stock, or (2) the occurrence of any event triggering an adjustment of the Maximum Conversion Rate, of the number of shares of Capital Stock required to be reserved for issuance upon conversion of the issued and outstanding shares of Series A Preferred Stock; provided that no such notice need be sent if the number of shares of Capital Stock then reserved is in excess of the number of shares of Capital Stock required to be reserved as so calculated.

           (vi) No Fractional Shares. No fractional shares of Capital Stock shall be issued upon conversion of shares of Series A Preferred Stock but, in lieu of any fraction of a share of Capital Stock which would otherwise be issuable in respect of the aggregate number of shares of the Series A Preferred Stock surrendered by the same holder for conversion on any conversion date, the holder shall have the right to receive an amount in cash equal to the same fraction of the Current Market Price of the Capital Stock on the date of conversion.

           (vii) Cancellation. All shares of Series A Preferred Stock which shall have been converted into shares of Capital Stock or which shall have been purchased or otherwise acquired by the Corporation shall assume the status of authorized but unissued shares of Non-Voting Cumulative Preferred Stock undesignated as to series.

           (viii)  Definitions.  As used in this Subsection D:

           (A) The term "business day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the States of New York or Ohio are authorized or obligated by law or executive order to close.

           (B)  The term "Current Market Price" per share of
Capital
     Stock on any day shall be the average of the daily Market Prices for the five consecutive Trading Dates ending on the Trading Date immediately preceding the date of determination of the Current Market Price (appropriately adjusted to take into account the occurrence during such five-day period, or following such five-day period and prior to the date on which shares of Series A Preferred Stock are converted into Capital Stock, of any event that results in an adjustment of the Conversion Rate).

           (C) The term "Market Price" for any day means (1) if the
     Capital Stock is listed or admitted for trading on the New York Stock Exchange (or any successor to such exchange) or, if not so listed or admitted, on any national or regional securities exchange, the last sale price, or the closing bid price if no sale occurred, of the Capital Stock on the principal securities exchange on which the Capital Stock is listed, or (2) if not listed or traded as described in clause
     (1), the last reported sales price of the Capital Stock on the National Market System of the National Association of Securities Dealers Automated Quotations System, or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (3) if not quoted as described in clause (2), the mean between the high bid and the low asked quotations for the Capital Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Capital Stock on at least five of the ten preceding days. If the Capital Stock is quoted on a national securities or central market system in lieu of a market or quotation system described above, then the closing price shall be determined in the manner set forth in clause (1) of the preceding sentence if actual transactions are reported and in the manner set forth in clause (3) of the preceding sentence if bid and asked quotations are reported but actual transactions are not. If none of the conditions set forth above is met, the closing price of Capital Stock on any day or the average of such closing prices for any period shall be the fair market value of the Capital Stock as determined by a member firm of the New York Stock Exchange, Inc. (or any successor to such exchange) selected by the Corporation.

           (D) The term "Notice Date" shall mean the following: with respect to any notice given by the Corporation in connection with a conversion (including any potential conversion upon the effectiveness of a Merger or Consolidation) of any of the Series A Preferred Stock, the date of mailing of such notice to the holders of Series A Preferred Stock.

           (E) The term "Settlement Date" shall mean the following:
     with respect to a Merger or Consolidation, the business day immediately prior to the effective date of the Merger or Consolidation; with respect to a conversion of any of the Series A Preferred Stock at the option of the Corporation pursuant to Subsection D(c)(ii), the business day immediately prior to the effective date of the conversion as set forth in the notice given by the Corporation in connection therewith; and with respect to a conversion of any of the Series A Preferred Stock at the option of the holder pursuant to Subsection D(c)(iii), the date upon which the certificates representing shares of Series A Preferred Stock are surrendered for conversion.

           (F) The term "Trading Date" shall mean (1) a date on which the New York Stock Exchange (or any successor to such exchange) is open for the transaction of business, or (2) if the Capital Stock is not at such time listed or admitted for trading on the New York Stock Exchange (or any successor to such Exchange), a date upon which the principal national or regional securities exchange upon which the Capital Stock is listed or admitted to trading is open for the transaction of business, or (3) if not listed or admitted to trading as described in clauses (1) or (2), and if at such time the sales price of Capital Stock is quoted on the National Market System of the National Association of Securities Dealers Automated Quotations System, or any similar system of automated dissemination of quotations of securities prices then in common use, a date for which such system provides quotations with respect to securities upon which it reports, or (4) if not so quoted, and if at such time the bid and asked prices of the Capital Stock are reported by the National Quotation Bureau Incorporated, a date for which the National Quotation Bureau Incorporated provides bid and asked prices with respect to securities upon which it reports, or (5) if not so quoted, any business day.

           (ix) Notice of Conversion. The Corporation shall provide notice of any exercise of its right to convert shares of Series A Preferred Stock to holders of record of the Series A Preferred Stock to be converted by mailing a notice of conversion (within five business days after the Measuring Date, in the case of any Notice Date with respect to a conversion date prior to February 15, 2001) to such holders, which notice will specify an effective date of conversion that is not less than 15 nor more than 60 days after the date of such notice. The Corporation will provide notice of any potential conversion upon the effectiveness of a Merger or Consolidation not less than 15 nor more than 60 days prior to the effective date thereof; provided, however, that if the timing of the effectiveness of a Merger or Consolidation makes it impracticable to provide at least 15 days' notice, the Corporation shall provide such notice as soon as practicable prior to such effectiveness. Each such notice shall be provided by mailing notice of such conversion first class postage prepaid, to each holder of record of the Series A Preferred Stock to be converted, at such holder's address as it appears on the stock register of the Corporation. Each such notice shall state, as appropriate, the following:

           (A)  the conversion date;

           (B) the number of shares of Series A Preferred Stock to be converted and, if less than all the shares held by such holder are to be converted, the number of such shares to be converted;

           (C) the number of shares of Capital Stock deliverable upon conversion, or a description of the formula pursuant to which such number shall be determined;

           (D) the place or places where certificates for such shares are to be surrendered for conversion; and

           (E) that dividends on the shares of Series A Preferred Stock to be converted will cease to accrue on the effective date of conversion.

     The Corporation's obligation to deliver shares of Capital Stock and provide cash in accordance with this Subsection D(c)(ix) shall be deemed fulfilled if, on or before an effective date of conversion, the Corporation shall deposit, with a bank or trust company having an office or agency in the Borough of Manhattan in New York City, or which has an affiliate or correspondent having an office or agency in the Borough of Manhattan in New York City, which depository has a capital and surplus of at least $50,000,000, such number of shares of Capital Stock as are required to be delivered by the Corporation pursuant to this Subsection D(c) upon the occurrence of the related conversion, together with cash sufficient to pay all accumulated unpaid dividends, cash in lieu of fractional share amounts and/or any additional payment pursuant to Subsection D(c)(ii)(B)(3), if applicable, on the shares to be converted as required by this Subsection D(c), in trust for the account of the holders of the shares to be converted, with irrevocable instructions and authority to such bank or trust company that such shares and cash be delivered upon conversion of the shares of Series A Preferred Stock so converted. Any interest accrued on such cash shall be paid to the Corporation from time to time. Any shares of Capital Stock or cash so deposited and unclaimed at the end of three years from such conversion date shall be repaid and released to the Corporation, after which the holder or holders of such shares of Series A Preferred Stock so converted shall look, subject to applicable state escheat or unclaimed funds laws, only to the Corporation for delivery of shares of Capital Stock and cash, if applicable. Each holder of shares of Series A Preferred Stock to be converted shall surrender the certificates evidencing such shares to the Corporation at the place designated in the notice of such conversion and shall thereupon be entitled to receive certificates evidencing shares of Capital Stock and cash, if applicable, following such surrender and following the date of such conversion. In case fewer than all the shares of Series A Preferred Stock represented by any such surrendered certificate are converted, a new certificate shall be issued at the expense of the Corporation representing the unconverted shares. If such notice of conversion (if required) shall have been duly given, then, notwithstanding that the certificates evidencing any shares of Series A Preferred Stock subject to conversion shall not have been surrendered, the shares represented thereby subject to conversion shall be deemed no longer outstanding, dividends with respect to the shares of Series A Preferred Stock subject to conversion shall cease to accrue after the date fixed for conversion and all rights with respect to such shares subject to conversion shall forthwith after such date cease and terminate, except for the right of the holders to receive the shares of Capital Stock and/or any applicable cash amounts without interest upon surrender of their certificates therefor; provided that if on the date fixed for conversion shares of Capital Stock and cash, if applicable, necessary for the conversion shall have been deposited by the Corporation in trust for the account of the holders of the shares of Series A Preferred Stock so to be converted as provided above, then the holder or holders of such shares of Series A Preferred Stock so converted shall look only to such bank or trust company for delivery of shares of Capital Stock and cash, if applicable, unless and until such shares of Capital Stock and cash are repaid and released to the Corporation. No holder of a certificate of shares of Series A Preferred Stock shall be, or have any rights as, a holder of the shares of Capital Stock issuable in connection with the conversion thereof, including, without limitation, voting rights or the right to receive any dividend from the Corporation with respect to such shares of Capital Stock, until surrender of such certificate for a certificate representing such Capital Stock. Upon such surrender, there shall be paid to the holder the amount of any dividend or other distribution (without interest) which became payable in respect of the number of whole shares of Capital Stock issuable upon such surrender on or after the conversion date, but which was not paid by reason of any earlier failure to surrender certificates that represented shares of Series A Preferred Stock. If fewer than all the outstanding shares of Series A Preferred Stock are to be converted at the option of the Corporation, shares to be converted shall be selected by the Corporation from outstanding shares of Series A Preferred Stock by lot or pro rata (as nearly as may be) or by any other method reasonably determined by the Board of Directors of the Corporation to be appropriate and fair to the holders of Series A Preferred Stock.

           (x) Corporation's Option to Pay Accumulated Unpaid Dividends in Common Stock Upon Conversion on or after February 15, 2001. Notwithstanding anything to the contrary contained herein, if the effective date of any conversion is on or after February 15, 2001 and if on such date there are accumulated unpaid dividends with respect to the Series A Preferred Stock to be so converted, then on such effective date the Corporation may deliver, in lieu of any cash payment in respect of accumulated unpaid dividends and, if applicable, any additional payment pursuant to Subsection D(c)(ii)(B)(3), that number of shares of Capital Stock the aggregate Current Market Price of which on such date shall equal the amount of such cash payment. Such option may be exercised by the Corporation for all or part of such cash payment.

           (xi) No Interest on Accumulated Unpaid Dividends. Any payment with respect to accumulated unpaid dividends upon conversion of shares of Series A Preferred Stock, whether such payment is made in cash or, pursuant to Subsection D(c)(x), in shares of Capital Stock, shall not provide for any interest on such accumulated unpaid dividends.

     (d)  Voting Rights.

           (i) Holders of Series A Preferred Stock shall have no right to vote on any matter submitted to a vote of shareholders of the Corporation, except as otherwise provided by applicable law and this Subsection D(d). In addition to any voting rights to which the holders of shares of Series A Preferred Stock shall be entitled pursuant to applicable law, whenever, at any time, Preferential Dividends payable on the Series A Preferred Stock shall be in arrears with respect to six (6) or more Preferential Dividend Payment Dates, whether or not consecutive, the holders of shares of Series A Preferred Stock shall have the right, voting separately as a class with holders of shares of any one or more series of Non-Voting Cumulative Preferred Stock, Series Preference Stock and/or any other class or series of shares ranking on a parity with shares of Series A Preferred Stock as to dividends and upon which like voting rights have been conferred and are exercisable, to elect two directors of the Corporation at the Corporation's next meeting of shareholders at which directors are to be elected and at each subsequent meeting of shareholders at which directors are to be elected until such right is terminated as provided in this Subsection D(d). Upon the vesting of such voting right in the holders of shares of Series A Preferred Stock, the maximum authorized number of members of the Board of Directors shall automatically be increased by two and the two vacancies so created shall be filled by vote of the holders of shares of Series A Preferred Stock (voting as a class with the holders of shares of any one or more other class or series of shares ranking on such a parity) as set forth herein. The right of the holders of shares of Series A Preferred Stock to elect members of the Board of Directors of the Corporation as aforesaid shall continue until such time as all dividends accumulated on shares of Series A Preferred Stock shall have been paid or deposited for payment in full, at which time such right shall terminate, except as by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned.

           (ii) Upon any termination of the right of the holders of
Series A Preferred Stock and, if applicable, the holders of shares of any one or more other series of Non-Voting Cumulative Preferred Stock, Series Preference Stock and/or other class or series of shares ranking on such a parity to vote as a class for directors as herein provided, the term of office of all directors then in office elected by shares of Series A Preferred Stock and such other series voting as a class shall terminate immediately. If the office of any director elected by the holders of shares of Series A Preferred Stock and, if applicable, the holders of shares of one or more other series of Non-Voting Cumulative Preferred Stock, Series Preference Stock and/or other class or series of shares on such a parity, voting as a class, becomes vacant by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, the remaining director elected by the holders of shares of Series A Preferred Stock and, if applicable, the holders of shares of any one or more other series of Non-Voting Cumulative Preferred Stock, Series Preference Stock and/or other class or series of shares ranking on such a parity, voting as a class, may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred. Whenever the special voting powers vested in the holders of shares of Series A Preferred Stock and the holders of shares of any one or more other series of Non-Voting Cumulative Preferred Stock, Series Preference Stock and/or other class or series of shares ranking on such a parity to vote as a class for directors as provided in this Subsection D(d)(ii) shall have expired, the number of directors shall become such number as may be provided for in the By-Laws, or resolution of the Board of Directors thereunder, irrespective of any increase made pursuant to the provisions of this Subsection D(d)(ii).

           (iii)  While any Series A Preferred Stock is
outstanding,
the Corporation shall not, without the affirmative consent (given in writing or at a meeting duly called for that purpose) of the holders of at least two-thirds (2/3rds) of the aggregate number of votes entitled to be exercised by holders of all affected series of Non-Voting Cumulative Preferred Stock then outstanding (provided that each other series shall have voting rights similar or identical to the voting rights set forth in this Subsection D(d)(iii)): (A) amend the Certificate of Incorporation of the Corporation to authorize the creation of any class or series of stock having a preference as to dividends or upon liquidation senior to or on a parity with the Series A Preferred Stock (hereinafter in this Subsection (G)(d)(iii) referred to as "Senior Stock"); provided, however, that no such approval of holders of Series A Preferred Stock (or other affected series of Non-Voting Cumulative Preferred Stock having similar voting rights) shall be required to amend the Certificate of Incorporation of the Corporation to authorize the creation of any series of Senior Stock that may be authorized out of the Non-Voting Cumulative Preferred Stock or the Series Preference Stock, the terms of which may be established by any amendment to the Certificate of Incorporation of the Corporation which may be adopted by the Board of Directors of the Corporation without shareholder approval, or (B) amend, alter or repeal the Certificate of Incorporation of the Corporation in a manner that would materially adversely affect the terms of Series A Preferred Stock.

           (iv) With respect to any matter upon which holders of shares of Series A Preferred Stock shall be entitled to vote pursuant to this Subsection D(d), each such holder shall be entitled to exercise the number of votes equal to the maximum number of shares of Capital Stock into which the shares of Series
A Preferred Stock held by such holder shall then be convertible at the option of the Corporation pursuant to Subsection D(c)(ii) or at the option of the holder pursuant to Subsection (G)(c)(iii), whichever is greater, on the record date for determining the shareholders of the Corporation entitled to vote.

     (e)  Increase in Shares.

     The number of shares of Series A Preferred Stock may, to the extent of the Corporation's authorized and unissued Non-Voting Cumulative Preferred Stock, be increased by further resolution duly adopted by the Board of Directors and the filing of an amendment to the Certificate of Incorporation of the Corporation.

     (f)  Exclusive Rights.

     Each holder of shares of Series A Preferred Stock shall hold such Series A Preferred Stock subject to the right of the Corporation to effect a conversion in accordance with the provisions of Subsection D(c) hereof and, in the event of such a conversion, shall have the right to receive, as full payment, discharge and satisfaction of the obligations of the Corporation with respect to such Series A Preferred Stock, only those shares of Capital Stock and cash, if applicable, delivered as provided in accordance with Subsection D(c) hereof.

     (g)  Equal Rank.

     All shares of Series A Preferred Stock shall be identical in all respects, and all shares of Series A Preferred Stock shall be of equal rank with shares of Mandatorily Exchangeable Cumulative Preference Stock, Series C, in respect of the preference as to dividends and to payments upon the Liquidation of the Corporation.


     SUBSECTION E.  SPECIAL  PROVISIONS APPLICABLE  TO  SERIES C
PREFERENCE STOCK

     There is hereby established Series C Preference Stock which shall be designated "Mandatorily Exchangeable Cumulative Preference Stock, Series C" ("Series C Preference Stock") and shall consist of One Million (1,000,000) shares, and no more. The relative, participating, optional and other special rights and the qualifications, limitations and restrictions of the Series C Preference Stock, other than those specified for all series of Series Preference Stock in Subsection A of this Section IV, shall be as follows:

     (a) Dividends. (i) In respect of the period beginning on the date of issuance of the Series C Preference Stock and ending on and including September 7, 1995 (the "Preferred Period"), the holders of outstanding shares of the Series C Preference Stock shall be entitled to receive (subject to the rights of holders of Series A Preferred Stock and any series of Series Preference Stock and/or any other class or series of preferred stock which the Corporation may in the future issue which ranks prior to or on a parity with the Series C Preference Stock with respect to dividends), when, as and if declared by the Board of Directors out of funds legally available therefor, cumulative preferential cash dividends at the per share rate of $1.65 per quarter and no more ("Preferential Dividends"), accruing and payable on the seventh day of March, June, September and December of each year during the Preferred Period (each such date being hereinafter referred to as a "Preferential Dividend Payment Date") commencing December 7, 1992; provided, however, that the Preferential Dividend payable on December 7, 1992 (the "Initial Preferential Dividend") shall be equal to the sum of (x) $0.85 times a fraction, the numerator of which is the number of days from September 8, 1992 to and including the date of issuance of the Series C Preference Stock and the denominator of which is 90, plus (y) $1.65 times a fraction, the numerator of which is the number of days from the date of issuance of the Series C Preference Stock to and including December 7, 1992 and the denominator of which is 90. If December 7, 1992 or any other Preferential Dividend Payment Date shall not be a business day, then the Preferential Dividend Payment Date shall be on the next succeeding business day. Each such dividend will be payable to holders of record as they appear on the stock books of the Corporation on such record date, not less than 10 nor more than 60 days preceding the Preferential Dividend Payment Date, as shall be fixed by the Board of Directors. Dividends on the Series C Preference Stock in respect of the Preferred Period shall accrue on a quarterly basis commencing from the date of issuance of the Series C Preference Stock, and dividends accruing on each Preferential Dividend Payment Date shall accumulate to the extent not paid on such date. Accumulated unpaid dividends shall not bear interest.

           (ii) So long as any shares of Series C Preference Stock are outstanding, no dividend (including, but not limited to, a dividend or distribution paid in shares of, or warrants or rights to subscribe for or purchase shares of, Capital Stock or in any other stock of the Corporation) shall be declared or paid or set aside for payment or other distribution declared or made upon the Capital Stock or upon any other stock of the Corporation ranking junior to or (except as provided in the following sentence) on a parity with Series C Preference Stock as to dividends or upon liquidation, nor shall any Capital Stock nor any other stock of the Corporation ranking junior to or on a parity with Series C Preference Stock as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to Series C Preference Stock as to dividends and upon liquidation) unless, in each case, the full Preferential Dividends, if any, accumulated on all outstanding shares of the Series C Preference Stock through the most recent Preferential Dividend Payment Date shall have been paid or deposited for payment or contemporaneously are declared and paid or deposited for payment through the most recent Preferential Dividend Payment Date. When dividends have not been paid in full upon the shares of Series C Preference Stock, all dividends and other distributions declared upon the Series C Preference Stock and any other shares of the Corporation ranking on a parity as to dividends and such other distributions with the shares of Series C Preference Stock shall be declared pro rata so that the amount of dividends and other distributions declared per share on the Series C Preference Stock and such other shares shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of Series C Preference Stock and such other shares bear to each other. Holders of the shares of Series C Preference Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided.

           (iii)  Any dividend payment made on shares of Series C
Preference Stock shall first be credited against the earliest accrued but unpaid dividend due with respect to shares of Series C Preference Stock.

           (iv) At the option of the Corporation, following the giving of notice to holders of record of Series C Preference Stock prior to the applicable record date, the Corporation may deliver on any Preferential Dividend Payment Date, in lieu of the cash dividends described in clause (i) above, a number of shares of Capital Stock equal to the amount of cash dividends described in such clause (i) divided by the Current Market Price (as hereinafter defined) of the Capital Stock determined as of the second Trading Date (as hereinafter defined) immediately preceding the relevant Notice Date (as hereinafter defined). Such option may be exercised by the Corporation in whole or in part. The notice required pursuant to this paragraph shall be provided by mailing notice of the Corporation's election, first class postage prepaid, to each holder of record of the Series C Preference Stock, at such holder's address as it appears on the stock register of the Corporation. Each such mailed notice shall state, as appropriate, the record date, the number of shares of Capital Stock to be delivered per share of Series C Preference Stock and the Current Market Price used to calculate such number of shares of Capital Stock. No fractional shares of Capital Stock shall be issued pursuant to this Subsection E(a)(iv) but, in lieu of any fraction of a share of Capital Stock which would otherwise be issuable in respect of the aggregate number of shares of the Series C Preference Stock held by the same holder, each such holder shall have the right to receive an amount in cash equal to the same fraction of the Current Market Price of the Capital Stock determined as of the second Trading Date immediately preceding the relevant Notice Date or a cash payment equal to such holder's proportionate interest in the net proceeds (following the deduction of applicable transaction costs) from the sale, promptly by an agent on behalf of all such holders, of shares of Capital Stock representing the aggregate of such fractional shares.

     (b) Liquidation. (i) Upon any dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary (collectively, a "Liquidation"), the holders of shares of Series C Preference Stock shall be entitled to receive out of the assets of the Corporation available for distribution to shareholders, after payment of all debts and other liabilities of the Corporation and all liquidation preferences of holders of shares of any class or series of preferred stock which the Corporation may in the future issue which ranks prior to the Series C Preference Stock with respect to liquidation rights, but before any distribution or payment is made to holders of Capital Stock of the Corporation or on any other shares of the Corporation ranking junior to the shares of Series C Preference Stock upon liquidation, liquidating distributions in the amount of $90 per share, plus an amount equal to all Preferential Dividends accrued and unpaid thereon (including dividends accumulated and unpaid) to the date of Liquidation, and no more. If upon any Liquidation the amounts payable with respect to the Series C Preference Stock and any other shares of the Corporation ranking as to any such distribution on a parity with the Series C Preference Stock are not paid in full, the holders of shares of Series C Preference Stock and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full respective distributable amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of Series C Preference Stock will not be entitled to any further participation in any distribution or payments by the Corporation.

           (ii) Neither the merger nor consolidation of the Corporation into or with any other corporation, nor the merger or consolidation of any other corporation into or with the Corporation, nor a sale, transfer or lease of all or any part of the assets of the Corporation, shall be deemed to be a Liquidation for purposes of this Subsection E(b).

     (c)  Conversions.

           (i)  Automatic Conversion on Final Conversion Date.
Unless earlier converted in accordance with the provisions hereof, on September 7, 1995 (the "Final Conversion Date"), each outstanding share of Series C Preference Stock shall automatically convert into:

           (A) that number of shares of Capital Stock as shall be equal to the product of (x) the Common Equivalent Rate (determined as provided in Subsection E(c)(iv)) determined as of the Final Conversion Date, and (y) the Appreciation Adjustment Factor (determined as provided in Subsection E(c)(v)) determined as of the second Trading Date preceding the Final Conversion Date; and

           (B) the right to receive an amount in cash equal to all accrued and unpaid dividends on such share to and including the Final Conversion Date, whether or not declared, out of funds legally available therefor; provided, however, that to the extent that on the Final Conversion Date the Corporation shall have failed to fulfill its obligation to pay or deposit (in accordance with Subsection E(c)(x)) the funds set forth in clause (B) above and shall not have previously notified holders of Series C Preference Stock of its exercise of its option, pursuant to the following paragraph, to deliver shares of Capital Stock in whole or partial fulfillment of its obligations pursuant to clause (B) above, then each outstanding share of Series C Preference Stock shall automatically convert into that number of shares of Capital Stock as shall equal the sum of (x) the number of shares determined in accordance with clause (A) above, plus (y) the number of shares determined by subtracting from the amount of cash described in clause (B) above, the amount of such cash actually paid or deposited (in accordance with Subsection E(c)(x)), and dividing the remainder by the Current Market Price of the Capital Stock determined as of the second Trading Date immediately preceding the Final Conversion Date.

     At the option of the Corporation, following the giving of notice thereof to holders of record of Series C Preference Stock in accordance with Subsection E(c)(x), it may deliver on the Final Conversion Date, in lieu of the cash described in clause (B) above, a number of shares of Capital Stock equal to the amount of cash described in such clause (B) divided by the Current Market Price of the Capital Stock determined as of the second Trading Date immediately preceding the Notice Date. Such option may be exercised by the Corporation for all or part of such cash consideration.

           (ii)  Automatic Conversion Upon the Occurrence of
Certain
Events. Immediately prior to the effectiveness of a merger or consolidation of the Corporation that results in the conversion or exchange of the Capital Stock into or for, or that results in the holders of Capital Stock obtaining the right to receive, other securities or other property, whether of the Corporation or of any other entity (any such merger or consolidation is referred to herein as a "Merger or Consolidation"), other than a Merger or Consolidation in which the Series C Preference Stock remains outstanding and holders of Series C Preference Stock obtain the right to receive the same securities or other property that they would have received with respect to the number of shares of Capital Stock which such holders would have received pursuant to clause (A)
(only) of this Subsection E(c)(ii) upon conversion of their shares of Series C Preference Stock immediately prior to the effectiveness of the Merger or Consolidation, each outstanding share of Series C Preference Stock shall automatically convert into:

           (A) that number of shares of Capital Stock as shall be equal to the product of (x) the Common Equivalent Rate determined as of the effective date of the Merger or Consolidation, and (y) the Appreciation Adjustment Factor determined as of the second Trading Date prior to the applicable Notice Date; plus

           (B) the right to receive an amount of cash equal to the accrued and unpaid dividends on such share of Series C
     Preference Stock to and including the Settlement Date (as hereinafter defined); plus

           (C) the right to receive an amount of cash (the "Remaining Dividend Premium"), equal on the date of issuance of the Series C Preference Stock to $8.80 plus the amount by which the Initial Preferential Dividend would have exceeded $0.85, declining on December 7, 1992 by the amount by which the Initial Preferential Dividend exceeded $0.85, and declining thereafter by $0.80 on each Preferential Dividend Payment Date from and including March 7, 1992 to zero on September 7, 1995, in each case determined as of the Settlement Date; plus

           (D)  if the effective date of such Merger or
     Consolidation shall occur on a date which is prior to the payment date of a cash dividend which has been declared on shares of Capital Stock but after the record date for such dividend payment, the right to receive an amount of cash equal to $0.85; plus

           (E)  if the effective date of such Merger or
     Consolidation shall occur on a Preferential Dividend Payment Date and no amount shall be payable pursuant to clause (D) immediately above, the right to receive an amount of cash equal to $0.85; provided, however, that to the extent that on the effective date the Corporation shall have failed to fulfill its obligation to pay or deposit (in accordance with Subsection E(c)(x) below) the funds set forth in clauses
     (B),(C), (D) and (E) above and shall not have previously notified holders of Series C Preference Stock of its exercise of its option, pursuant to the following paragraph, to deliver shares of Capital Stock in whole or partial fulfillment of its obligations pursuant to clauses (B),(C), (D) and (E) above, then each outstanding share of Series C Preference Stock shall automatically convert into that number of shares of Capital Stock as shall equal the sum of (x) the number of shares determined in accordance with clause (A) above, plus (y) a number of shares determined by subtracting from the amount of cash described in clauses (B), (C), (D) and (E) above the amount of such cash actually paid or deposited (in accordance with Subsection E(c)(x)), and dividing the remainder by the Current Market Price of the Capital Stock determined as of the second Trading Date immediately preceding the effective date of such Merger or Consolidation.

     At the option of the Corporation, following the giving of notice thereof to holders of record of Series C Preference Stock in accordance with Subsection E(c)(x), it may deliver on the effective date of such Merger or Consolidation, in lieu of the cash described in clauses (B), (C), (D) and (E) above, a number of shares of Capital Stock equal to the amount of cash described in such clauses
(B),(C), (D) and (E) divided by the Current Market Price of the Capital Stock determined as of the second Trading Date immediately preceding the Notice Date. Such option may be exercised by the Corporation for all or part of such cash consideration.

           (iii) Conversion at the Option of the Corporation. At any time and from time to time prior to the Final Conversion Date, the Corporation shall have the right to convert, in whole or in part, the outstanding shares of Series C Preference Stock. Each outstanding share of Series C Preference Stock to be converted shall automatically convert into:

           (A) that number of shares of Capital Stock as shall be equal to the product of (x) the Common Equivalent Rate determined as of the effective date of the conversion, and (y) the Appreciation Adjustment Factor determined as of the second Trading Date prior to the applicable Notice Date; plus

           (B) the right to receive an amount of cash equal to the accrued and unpaid dividends on such share of Series
     C Preference Stock to and including the Settlement Date;
     plus

           (C) the right to receive an amount of cash equal to the Remaining Dividend Premium on such share of Series C
     Preference Stock, determined as of the Settlement Date;
     plus

           (D) if the effective date of such conversion shall occur
     on a date which is prior to the payment date of a cash dividend which has been declared on shares of Capital Stock but after the record date for such dividend payment, the right to receive an amount of cash equal to $0.85; plus

           (E) if the effective date of such conversion shall occur
     on a Preferential Dividend Payment Date and no amount shall be payable pursuant to clause (D) immediately above, the right to receive an amount of cash equal to $0.85; provided, however, that to the extent that on the effective date of any such conversion the Corporation shall have failed to fulfill its obligation to pay or deposit (in accordance with Subsection E(c)(x) below) the funds set forth in clauses (B),(C), (D) and
     (E) above and shall not have previously notified holders of Series C Preference Stock to be converted of its exercise of its option, pursuant to the following paragraph, to deliver shares of Capital Stock in whole or partial fulfillment of its obligations pursuant to clauses (B), (C), (D) and (E) above, then each outstanding share of Series C Preference Stock to be converted shall automatically convert into that number of shares of Capital Stock as shall equal the sum of (x) the number of shares determined in accordance with clause (A) above, plus (y) a number of shares determined by subtracting from the amount of cash described in clauses (B), (C), (D) and
     (E) above the amount of such cash actually paid or deposited (in accordance with Subsection E(c)(x)), and dividing the remainder by the Current Market Price of the Capital Stock determined as of the second Trading Date immediately preceding the effective date of any such conversion.

     At the option of the Corporation, it may deliver on the effective date of any such conversion, in lieu of the cash consideration described in clauses (B), (C), (D) and (E) above, a number of shares of Capital Stock equal to the amount of cash consideration described in such clauses (B), (C), (D) and (E) divided by the Current Market Price of the Capital Stock determined as of the second Trading Date immediately preceding the Notice Date. Such option may be exercised by the Corporation for all or part of such cash consideration.

           (iv) Common Equivalent Rate; Adjustments. The Common Equivalent Rate to be used to determine the number of shares of Capital Stock to be delivered on the conversion of the Series C Preference Stock into shares of Capital Stock pursuant to Subsection E(c)(i), (ii) and (iii) shall be initially five (5) shares of Capital Stock for each share of Series C Preference Stock; provided, however, that such Common Equivalent Rate shall be subject to adjustment from time to time as provided below in this Subsection E(c)(iv). All adjustments to the Common Equivalent Rate shall be calculated in 1/100ths of a share of Capital Stock. Such rate in effect at any time is herein called the "Common Equivalent Rate."

           (A)  If the Corporation shall:

                 (1) pay a dividend or make a distribution with respect to the Capital Stock in shares of Capital Stock (other than a dividend or distribution which is also paid
           to holders of Series C Preference Stock and in which such
           holders shall receive, with respect to each share of Series C Preference Stock, the same number of shares of Capital Stock as shall be distributed with respect to that number of shares of Capital Stock as shall be equal to the product of (x) the Common Equivalent Rate determined as of the applicable record date for the determination of shareholders entitled to receive such dividend or distribution and (y) the Appreciation Adjustment Factor determined as of the second Trading Date prior to the applicable Notice Date),

                 (2) subdivide or split its outstanding shares of Capital Stock,

                 (3)  combine its outstanding shares of Capital
Stock
           into a smaller number of shares, or

                 (4)  issue by reclassification of its shares
           of Capital Stock any shares of Capital Stock of the Corporation then, in any such event, the Common Equivalent Rate shall be adjusted by multiplying the Common Equivalent Rate in effect immediately prior to the date of such event by a fraction, of which the numerator shall be the number of outstanding shares of Capital Stock immediately
           following such event,   and of which the
           denominator shall be the number of outstanding shares of Capital Stock immediately prior to such event. Such adjustment shall become effective at the opening of business on the business day next following the record date for determination of shareholders entitled to receive such dividend or distribution in the case of a dividend or distribution and shall become effective immediately after the effective date in case of a subdivision, split, combination, or reclassification.

           (B) If the Corporation shall pay a dividend or make a distribution to all holders of its Capital Stock of evidence of its indebtedness or other assets (including securities of the Corporation but excluding any cash dividends or distributions and dividends referred to in clause (A) above), or shall distribute to all holders of its Capital Stock rights or warrants to subscribe for or purchase securities of the Corporation or any of its subsidiaries, (in each case other than a dividend or distribution which is also paid or made to holders of Series C Preference Stock in which such holders shall receive, with respect to each share of Series C Preference Stock, the same evidence of indebtedness or other assets, or the same rights or warrants, as shall be paid or distributed with respect to that number of shares of Capital Stock as shall be equal to the product of (x) the Common Equivalent Rate determined as of the applicable record date for the determination of shareholders entitled to receive such dividend or distribution and (y) the Appreciation Adjustment Factor determined as of the second Trading Date prior to the applicable Notice Date), then in each such case the Common Equivalent Rate shall be adjusted by multiplying the Common Equivalent Rate in effect immediately prior to the date of such distribution by a fraction, of which the numerator shall be the Current Market Price per share of Capital Stock on the record date mentioned below, and of which the denominator shall be such Current Market Price per share of Capital Stock less the fair market value (as determined by the Board of Directors of the Corporation, whose determination shall be conclusive) as of such record date of the portion of the assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, applicable to one share of Capital Stock. Such adjustment shall become effective on the opening of business on the business day next following the record date for the determination of shareholders entitled to receive such distribution.

           (C) Anything in this Subsection E(c) notwithstanding, the Board of Directors shall be entitled to make such upward adjustments in the Common Equivalent Rate, in addition to those required by this Subsection E(c), (1) as the Board of Directors in its discretion shall determine to be advisable, in order that any stock dividends, subdivision of shares, distribution of rights to purchase stock or securities, or a distribution of securities convertible into or exchangeable for stock (or any transaction which could be treated as any of the foregoing transactions pursuant to Section 305 of the Internal Revenue Code of 1986, as amended) hereafter made by the Corporation to its shareholders shall not be taxable; and
     (2) as the Board of Directors in its discretion shall determine to be necessary or appropriate in order to preserve the relative rights of the holders of Capital Stock, on the one hand, and the holders of Series C Preference Stock, on the other hand, as such rights are set forth in this Certificate of Incorporation.

           (D) In any case in which this Subsection E(c)(iv) shall require that an adjustment as a result of any event become effective at the opening of business on the business day next following a record date, and the date fixed for conversion pursuant to Subsection E(c)(i), (ii) or (iii) occurs after such record date, but before the occurrence of such event, the Corporation may in its sole discretion elect to defer the following until after the occurrence of such event:

                 (1) issuing to the holder of any shares of the Series C Preference Stock surrendered for conversion the additional shares of Capital Stock issuable upon such conversion over and above the shares of Capital Stock issuable upon such conversion on the basis of the Common Equivalent Rate prior to adjustment; and

                 (2) paying to such holder any amount in cash in lieu of a fractional share of Capital Stock pursuant to Subsection E(c)(vii).

           (v) Appreciation Adjustment Factor; Adjustments. On any date, the "Appreciation Adjustment Factor" shall be determined as follows:

           (A) If, on such date, the Current Market Price per share
     of Capital Stock shall be less than or equal to the Appreciation Cap (as hereinafter defined), then the Appreciation Adjustment Factor shall be equal to one (1).

           (B) If, on such date, the Current Market Price per share
     of Capital Stock shall be greater than the Appreciation Cap, then the Appreciation Adjustment Factor shall be equal to a fraction, the numerator of which is the Appreciation Cap and the denominator of which is the Current Market Price per share of Capital Stock.

           (C) The Appreciation Cap shall be initially $24.00 per share of Capital Stock. If, as and when the Common Equivalent Rate is adjusted, the Appreciation Cap shall be adjusted, such that the ratio which the Appreciation Cap in effect immediately following such adjustment bears to the Appreciation Cap in effect immediately prior to such adjustment is the same ratio as that which the Common Equivalent Rate in effect immediately prior to such adjustment bears to the Common Equivalent Rate in effect immediately following such adjustment. The Appreciation Cap in effect at any time is herein called the "Appreciation Cap."

           (vi)  Notice of Adjustments.  Whenever the Common
Equivalent Rate is adjusted as herein provided, the Corporation shall:

           (A) forthwith compute the adjusted Common Equivalent Rate and Appreciation Cap in accordance with this Subsection E(c)(vi) and prepare a certificate signed by the Chief Executive Officer, the Chairman, the President, any Vice President or the Treasurer of the Corporation setting forth the adjusted Common Equivalent Rate and Appreciation Cap, the method of calculation thereof in reasonable detail and the facts requiring such adjustment and upon which such adjustment is based, and file such certificate forthwith with the transfer agent or agents for the Series C Preference Stock and the Capital Stock; and

           (B) mail a notice stating that the Common Equivalent Rate and the Appreciation Cap have been adjusted, the facts requiring such adjustment and upon which such adjustment is based and setting forth the adjusted Common Equivalent Rate and Appreciation Cap to the holders of record of the outstanding shares of the Series C Preference Stock at or prior to the time the Corporation mails an interim statement to its shareholders covering the quarter-yearly period during which the facts requiring such adjustment occurred, but in any event within 45 days of the end of such quarter-yearly period.

     In addition to the foregoing, the Corporation will calculate and provide notice to the transfer agent or agents for the Series
C Preference Stock and the Capital Stock within 30 days after (1) the date of initial issuance of the shares of Series C Preference Stock, (2) each Preferential Dividend Payment Date or (3) the occurrence of any event triggering an adjustment of the Common Equivalent Rate, of the number of shares of Capital Stock required to be reserved for issuance upon conversion of the issued and outstanding shares of Series C Preference Stock (calculated as if the Current Market Price of any shares of Capital Stock issuable in payment of Preferential Dividends or Remaining Dividend Premium were 30% of the lowest Current Market Price of Capital Stock applicable during the preceding 100 days); provided that no such notice need be sent if the number of shares of Capital Stock then reserved is in excess of the number of shares of Capital Stock required to be reserved as so calculated.

           (vii) No Fractional Shares. No fractional shares of Capital Stock shall be issued upon conversion of shares of the Series C Preference Stock but, in lieu of any fraction of a share of Capital Stock which would otherwise be issuable in respect of the aggregate number of shares of the Series C Preference Stock surrendered by the same holder for redemption or conversion on any redemption or conversion date or in payment of accrued and unpaid dividends, the Remaining Dividend Premium or any other amount, the holder shall have the right to receive an amount in cash equal to the same fraction of the Current Market Price of the Capital Stock determined as of the second Trading Date immediately preceding the relevant Notice Date or, with respect to conversions pursuant to Subsection E(c)(i), the Final Conversion Date, as the case may be, or a cash payment equal to such holder's proportionate interest in the net proceeds (following the deduction of applicable transaction costs) from the sale, promptly by an agent on behalf of all such holders, of shares of Capital Stock representing the aggregate of such fractional shares.

           (viii) Cancellation. All shares of Series C Preference Stock which shall have been converted into or redeemed for shares of Capital Stock or which shall have been purchased or otherwise acquired by the Corporation shall assume the status of authorized but unissued shares of Series Preference Stock undesignated as to series.

           (ix)  Definitions.  As used in this Subsection E,

           (A) the term "business day" shall mean any day other than
     a Saturday, Sunday, or a day on which banking institutions in the States of New York or Ohio are authorized or obligated by law or executive order to close;

           (B) the term "Market Price" for any day means (1) if the
     Capital Stock is listed or admitted for trading on the New York Stock Exchange (or any successor to such exchange) or, if not so listed or admitted, on any national or regional securities exchange, the last sale price, or the closing bid price if no sale occurred, of such class of stock on the principal securities exchange on which such class of stock is listed, or (2) if not listed or traded as described in clause
     (1), the last reported sales price of Capital Stock on the National Market System of the National Association of Securities Dealers Automated Quotations System, or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (3) if not quoted as described in clause (2), the mean between the high bid and the low asked quotations for the Capital Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for such class of stock on at least five of the ten preceding days. If the Capital Stock is quoted on a national securities or central market system in lieu of a market or quotation system described above, then the closing price shall be determined in the manner set forth in clause (1) of the preceding sentence if actual transactions are reported and in the manner set forth in clause (3) of the preceding sentence if bid and asked quotations are reported but actual transactions are not. If none of the conditions set forth above is met, the closing price of Capital Stock on any day or the average of such closing prices for any period shall be the fair market value of such class of stock as determined by a member firm of the New York Stock Exchange, Inc. (or any successor to such exchange) selected by the Corporation.

           (C) the term "Current Market Price" per share of Capital
     Stock on any day shall be the average of the daily Market Prices for the ten consecutive Trading Dates ending on and including the date of determination of the Current Market Price (appropriately adjusted to take into account the occurrence during such ten-day period, or following such ten-day period and prior to the date on which shares of Series C Preference Stock are converted into Capital Stock, of any event that results in an adjustment of the Common Equivalent
     Rate).

           (D) the term "Notice Date" shall mean the following: with respect to any notice given by the Corporation in connection with a conversion (including any potential conversion upon the effectiveness of a Merger or Consolidation) of any of the Series C Preference Stock, the earlier of the commencement of the mailing of such notice to the holders of Series C Preference Stock or the date such notice is first published in accordance with Subsection E(c)(x); with respect to any notice given by the Corporation in connection with its exercise of its option to deliver shares of Capital Stock in lieu of cash in payment of dividends on the Series C Preference Stock, including a notice stating that the Corporation intends to exercise its option to deliver shares of Capital Stock in satisfaction of accrued and unpaid dividends on the Final Conversion Date, the commencement of the mailing of such notice to the holders of Series C Preference Stock; and with respect to any notice given by the Corporation in connection with a dividend or distribution referred to in Subsection E(c)(iv), the earlier of the commencement of the mailing of notice of such dividend or distribution to the holders of Capital Stock or the date such notice is first published in an Authorized Newspaper (as hereinafter defined).

           (E) the term "Settlement Date" shall mean the following:
     with respect to a Merger or Consolidation, the business day immediately prior to the effective date of the Merger or Consolidation; and with respect to a conversion of any of the Series C Preference Stock pursuant to Subsection E(c)(iii), the business day immediately prior to the effective date of the conversion as set forth in the notice given by the Corporation in connection therewith; and

           (F) the term "Trading Date" shall mean (1) a date on which the New York Stock Exchange (or any successor to such exchange) is open for the transaction of business, or (2) if the Capital Stock is not at such time listed or admitted for trading on the New York Stock Exchange (or any successor to such Exchange), a date upon which the principal national or regional securities exchange upon which the Capital Stock is listed or admitted to trading is open for the transaction of business, or (3) if not listed or admitted to trading as described in clauses (1) or (2), and if at such time the sales price of Capital Stock is quoted on the National Market System of the National Association of Securities Dealers Automated Quotations System, or any similar system of automated dissemination of quotations of securities prices then in common use, a date for which such system provides quotations with respect to securities upon which it reports, or (4) if not so quoted, and if at such time the bid and asked prices of Capital Stock are reported by the National Quotation Bureau Incorporated, a date for which the National Quotation Bureau Incorporated provides bid and asked prices with respect to securities upon which it reports, or (5) if not so quoted, any business day.

           (x) Notice of Conversion. The Corporation will provide notice of any conversion (including any potential conversion upon the effectiveness of a Merger or Consolidation, but not including any conversion on the Final Conversion Date) of shares of Series C Preference Stock to holders of record of the Series C Preference Stock to be converted not less than 15 nor more than 60 days prior to the date fixed for such conversion; provided, however, that if the timing of the effectiveness of a Merger or Consolidation makes it impracticable to provide at least 15 days notice, the Corporation shall provide such notice as soon as practicable prior to such effectiveness. Such notice shall be provided by mailing notice of such conversion first class postage prepaid, to each holder of record of the Series C Preference Stock to be converted, at such holder's address as it appears on the stock register of the Corporation, and by publishing notice thereof in The Wall Street Journal or The New York Times or, if neither such newspaper is then being published, any other daily newspaper of national circulation (each, an "Authorized Newspaper"). Each such mailed or published notice shall state, as appropriate, the following:

           (A)  the conversion date;

           (B) the number of shares of Series C Preference Stock to
     be converted and, if less than all the shares held by such holder are to be converted, the number of such shares to be converted;

           (C) the number of shares of Capital Stock deliverable upon conversion;

           (D) whether the Corporation is exercising any option to deliver shares of Capital Stock in lieu of cash and the Current Market Price to be used to calculate the number of such shares of Capital Stock;

           (E) the place or places where certificates for such shares are to be surrendered for conversion; and

           (F) that dividends on the shares of Series C Preference Stock to be converted will cease to accrue on such conversion date.

     The Corporation's obligation to deliver shares of Capital Stock and provide cash in accordance with this Subsection E(c)(x) shall be deemed fulfilled if, on or before a conversion date, the Corporation shall deposit, with a bank or trust company having an office or agency in the Borough of Manhattan in New York City, or which has an affiliate or correspondent having an office or agency in the Borough of Manhattan in New York City, which depository has a capital and surplus of at least $50,000,000, such number of shares of Capital Stock as are required to be delivered by the Corporation pursuant to this Subsection E(c) upon the occurrence of the related conversion (including the payment of fractional share amounts), together with shares of Capital Stock and/or cash sufficient to pay all accrued and unpaid dividends and/or any applicable Remaining Dividend Premium on the shares to be converted as required by this Subsection E(c), in trust for the account of the holders of the shares to be converted (and so as to be and continue to be available therefor), with irrevocable instructions and authority to such bank or trust company that such shares and cash be delivered upon conversion of the shares of Series C Preference Stock so converted. Any interest accrued on such cash shall be paid to the Corporation from time to time. Any shares of Capital Stock or cash so deposited and unclaimed at the end of three years from such conversion date shall be repaid and released to the Corporation, after which the holder or holders of such shares of Series C Preference Stock so converted shall look, subject to applicable state escheat or unclaimed funds laws, only to the Corporation for delivery of shares of Capital Stock and cash, if applicable. Each holder of shares of Series C Preference Stock to be converted shall surrender the certificates evidencing such shares to the Corporation at the place designated in the notice of such conversion and shall thereupon be entitled to receive certificates evidencing shares of Capital Stock and cash, if applicable, following such surrender and following the date of such conversion. In case fewer than all the shares represented by any such surrendered certificate are converted, a new certificate shall be issued at the expense of the Corporation representing the unconverted shares. If such notice of conversion (if required) shall have been duly given, then, notwithstanding that the certificates evidencing any shares of Series C Preference Stock subject to conversion shall not have been surrendered, the shares represented thereby subject to conversion shall be deemed no longer outstanding, dividends with respect to the shares subject to conversion shall cease to accrue after the date fixed for conversion and all rights with respect to the shares subject to conversion shall forthwith after such date cease and terminate, except for the right of the holders to receive the shares of Capital Stock and/or any applicable cash amounts without interest upon surrender of their certificates therefor; provided that if on the date fixed for conversion shares of Capital Stock and cash, if applicable, necessary for the conversion shall have been deposited by the Corporation in trust for the account of the holders of the shares so to be converted (and so as to be and continue to be available therefor) as provided above, then the holder or holders of such shares of Series C Preference Stock so converted shall look only to such bank or trust company for delivery of shares of Capital Stock and cash, if applicable, unless and until such shares of Capital Stock and cash are repaid and released to the Corporation. If fewer than all the outstanding shares of Series C Preference Stock are to be converted at the option of the Corporation, shares to be converted shall be selected by the Corporation from outstanding shares of Series C Preference Stock by lot or pro rata (as nearly as may be) or by any other method determined by the Board of Directors of the Corporation in its sole discretion to be appropriate and fair to the holders of Series C Preference Stock.

     (d) Voting Rights. (i) In addition to any voting rights to which the holders of shares of Series C Preference Stock shall be entitled pursuant to any other provision of the Certificate of Incorporation or applicable law, each outstanding share of Series
C Preference Stock is entitled to vote on all matters submitted to a vote of shareholders of the Corporation, each holder of shares of Series C Preference Stock to have the number of votes equal to the product of the number of shares of Series C Preference Stock owned by such holder multiplied by the Common Equivalent Rate in effect on the record date for determining the shareholders of the Corporation entitled to vote. The Series C Preference Stock and the Capital Stock shall vote as a single class on all matters submitted to a vote of shareholders of the Corporation.

           (ii) In addition to the voting rights set forth in Subsection E(d)(i), whenever, at any time, Preferential Dividends payable on the Series C Preference Stock shall be in arrears with respect to six (6) or more Preferential Dividend Payment Dates, whether or not consecutive, the holders of shares of Series C Preference Stock shall have the exclusive right, voting separately as a class with holders of shares of any one or more other series of Series Preference Stock and/or any other class or series of shares ranking on a parity with shares of Series C Preference Stock either as to dividends or on the distribution of assets upon Liquidation and upon which like voting rights have been conferred and are exercisable, to elect two directors of the Corporation at the Corporation's next annual meeting of shareholders and at each subsequent annual meeting of shareholders until such right is terminated as provided in this Subsection E(d)(ii). At elections for such directors, each holder of shares of Series C Preference Stock shall be entitled to the number of votes equal to the product of the number of shares of Series C Preference Stock owned by such holder multiplied by the Common Equivalent Rate in effect on the record date for determining the shareholders of the Corporation entitled to vote (the holders of shares of any other series of Series Preference Stock and/or other class or series of shares ranking on such a parity being entitled to such number of votes, if any, for each share of stock held as may be applicable to them). Upon the vesting of such voting right in the holders of shares of Series C Preference Stock, the maximum authorized number of members of the Board of Directors shall automatically be increased by two and the two vacancies so created shall be filled by vote of the holders of shares of Series C Preference Stock (with the holders of shares of any one or more other class or series of shares ranking on such a parity) as set forth herein. The right of the holders of shares of Series C Preference Stock, voting separately as a class with the holders of shares of any one or more other series of Series Preference Stock and/or other class or series of shares ranking on such a parity, to elect members of the Board of Directors of the Corporation as aforesaid shall continue until such time as all dividends accumulated on shares of Series C Preference Stock shall have been paid or deposited for payment in full, at which time such right shall terminate, except as by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned.

     Upon any termination of the right of the holders of Series C Preference Stock and, if applicable, the holders of shares of any one or more other series of Series Preference Stock and/or other class or series of shares ranking on such a parity to vote as a class for directors as herein provided, the term of office of all directors then in office elected by shares of Series C Preference Stock and such other series voting as a class shall terminate immediately. If the office of any director elected by the holders of shares of Series C Preference Stock and, if applicable, the holders of shares of any one or more other series of Series Preference Stock and/or other class or series of shares on such a parity, voting as a class, becomes vacant by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, the remaining director elected by the holders of shares of Series C Preference Stock and, if applicable, the holders of shares of any one or more other series of Series Preference Stock and/or other class or series of shares ranking on such a parity, voting as a class, may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred. Whenever the special voting powers vested in the holders of shares of Series C Preference Stock and the holders of shares of any one or more other series of Series Preference Stock and/or other class or series of shares ranking on such a parity to vote as a class for directors as provided in this Subsection E(d)(ii) shall have expired, the number of directors shall become such number as may be provided for in the By-Laws, or resolution of the Board of Directors thereunder, irrespective of any increase made pursuant to the provisions of this Subsection E(d)(ii).

     (e) Increase in Shares. The number of shares of Series C Preference Stock may, to the extent of the Corporation's authorized and unissued Series Preference Stock, be increased by further resolution duly adopted by the Board of Directors and the filing of an amendment to the Certificate of Incorporation of the Corporation.

     (f) Exclusive Rights. Each holder of shares of Series C Preference Stock shall hold such Series C Preference Stock subject to the right of the Corporation to effect a conversion in accordance with the provisions of Subsection E(c) hereof and, in the event of such a conversion shall have the right to receive, as full payment, discharge and satisfaction of the obligations of the Corporation with respect to such Series C Preference Stock, only those shares of Capital Stock and cash, if applicable, delivered as provided in accordance with Subsection E(c) hereof.

                                SECTION V

     The number of directors constituting the Corporation's current Board of Directors is nine (9). The names and business office addresses of the persons currently serving as said directors are set forth below:

[CAPTION]

     Name                              Address

     Hugh F. Culverhouse               Culverhouse, Botts & Story
                                 1408 North Westshore Blvd.
                                 Tampa, Florida

     Carl H. Lindner                         250 East Fifth Street
                                 Cincinnati, Ohio

     Keith E. Lindner                        250 East Fifth Street
                                 Cincinnati, Ohio

     S. Craig Lindner                        250 East Fifth Street
                                 Cincinnati, Ohio



     Fred J. Runk                      250 East Fifth Street
                                 Cincinnati, Ohio

     Jean H. Sisco                     Sisco Associates
                                 1250 24th Street, N.W.
                                 Washington, D.C.

     William W. Verity                       Compression
Engineering
                                 5623 West 74th Street
                                 Indianapolis, Indiana

     Ronald L. Walker                  250 East Fifth Street
                                 Cincinnati, Ohio

     Oliver W. Waddell                 Star Bank Center
                                 425 Walnut Street
                                 Cincinnati, Ohio


                               SECTION VI

     Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative (whether or not by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation, partnership or joint venture, trust or other enterprise, shall be entitled to be indemnified by the Corporation to the full extent now or hereafter permitted by law against reasonable costs, disbursements and counsel fees and amounts paid or incurred in satisfaction of settlements, judgments, fines and penalties incurred by him in connection with such action, suit or proceeding. Such right of indemnification shall continue as to a person who has ceased to be a director, officer, employee, trustee or agent and shall inure to the benefit of the heirs, executor or administrator of such a person. The indemnification provided by this Section VI shall not exclude any other rights to which any such person may otherwise be entitled by agreement, vote of shareholders or otherwise.


                               SECTION VII

     (1) The number of directors at any time may be increased or decreased by vote of the Board of Directors and in case of any such increase the Board of Directors shall have power to elect such additional directors to hold office until the next meeting of shareholders or until their successors shall be elected.

     (2) The Board of Directors, by the affirmative vote of a majority of the directors in office, may remove a director or directors for cause where, in the judgment of such majority, the continuation of the director or directors in office would be harmful to the Corporation and may suspend the director or directors for a reasonable period pending final determination that cause exists for such removal.


                              SECTION VIII

     To the fullest extent permitted by the New Jersey Business Corporation Act as the same exists or may hereafter be amended, an officer or a director of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for breach of any duty, except that nothing contained herein shall relieve an officer or a director from liability for breach of a duty based upon an act or omission (a) in breach of such person's duty of loyalty to the Corporation or its shareholders, (b) not in good faith or involving a knowing violation of law, or (c) resulting in receipt by such person of an improper personal benefit.

     Any amendment or modification of the foregoing provisions of this Section shall not adversely affect any right or protection of an officer or a director of the Corporation existing at the time of such amendment or modification, and such right or protection shall continue as to a person who has ceased to be an officer or a director and shall inure to the benefit of the heirs, executor and administrators of such a person.

     IN WITNESS WHEREOF, CHIQUITA BRANDS INTERNATIONAL, INC. has made this Certificate under the signature of its President this 11th day of May, 1994.

                                       CHIQUITA BRANDS
INTERNATIONAL,
INC.




                                       By:   Keith E. Lindner
                                       Title:     President






NOTE: THIS DOCUMENT IS BEING FILED PURSUANT TO ITEM 10, INSTRUCTION 3 OF
SCHEDULE 14A. THIS DOCUMENT IS NOT A PART OF THE PROXY SOLICITING MATERIAL AND WILL NOT BE SENT TO SHAREHOLDERS.



          CHIQUITA BRANDS INTERNATIONAL, INC.


         1986 STOCK OPTION AND INCENTIVE PLAN

 (as amended by the Board of Directors on February 9,
1994)
          CHIQUITA BRANDS INTERNATIONAL, INC.

         1986 STOCK OPTION AND INCENTIVE PLAN


            T A B L E  O F  C O N T E N T S


I.  OBJECTIVES1

II. DEFINITIONS1

III.     ADMINISTRATION3

    3.1  The Committee3
    3.2  Awards3
    3.3  Guidelines4
    3.4  Delegation of Authority4
    3.5  Decisions Final4

IV. SHARES SUBJECT TO PLAN4

    4.1  Shares4
    4.2  Adjustment Provisions4
    4.3  Dissolution or Liquidation5

V.  EFFECTIVE DATE OF AMENDED PLAN5

VI. STOCK OPTIONS5

    6.1  Grants5
    6.2  Incentive Stock Options5
    6.3  Replacement Options5
    6.4  Terms of Options6
    6.5  Award of Options to Non-Employee Directors7

VII.     STOCK APPRECIATION RIGHTS8

    7.1  Grant8
    7.2  Term8
    7.3  Exercise8
    7.4  Payment8
    7.5  Non-Transferability and Termination8

VIII.    RESTRICTED AND UNRESTRICTED STOCK AWARDS9

    8.1  Grants of Restricted Stock Awards9
    8.2  Terms and Conditions of Restricted Awards9
    8.3  Unrestricted Stock Awards9

IX. PERFORMANCE AWARDS9

    9.1  Performance Awards9
    9.2  Terms and Conditions of Performance Awards10

X.  NON-TRANSFERABILITY OF AWARDS10

XI. TERMINATION OF AWARDS10

    11.1Termination of Awards10
    11.2Acceleration of Vesting and Extension of Exercise
         Period Upon Termination11

XII.     TERMINATION OR AMENDMENT OF THIS PLAN11

XIII.    GENERAL PROVISIONS11

    13.1No Right to Continued Employment11
    13.2Other Plans11
    13.3Withholding of Taxes11
    13.4Reimbursement of Taxes12
    13.5Governing Law12
    13.6Liability12
          CHIQUITA BRANDS INTERNATIONAL, INC.

         1986 STOCK OPTION AND INCENTIVE PLAN
       (as amended and restated March 25, 1992)

                      SECTION I.

                      OBJECTIVES

     The objectives of this 1986 Stock Option and Incentive Plan (the "Plan"), as amended and restated, are to enable Chiquita Brands International, Inc. (the
"Company") to compete successfully in retaining and attracting key employees of outstanding ability, to stimulate the efforts of such employees toward the Company's objectives and to encourage the identification of their interests with those of the Company's shareholders.

                      SECTION II.

                      DEFINITIONS

     For purposes of this Plan, the following terms shall have the following meanings:

     2.1 "Award" means any form of Stock Option, Stock
Appreciation Right, Restricted Stock Award, Unrestricted
Stock Award or Performance Award granted under this Plan.

     2.2 "Award Agreement" means a written agreement setting forth the terms of an Award.

     2.3 "Award Date" or "Grant Date" means the date designated by the Committee as the date upon which an Award is granted.

     2.4 "Award Period" or "Term" means the period beginning on an Award Date and ending on the expiration date of such Award.

     2.5 "Board" means the Board of Directors of the Company.

     2.6 "Code" means the Internal Revenue Code of 1986, as amended, or any successor legislation. Reference to any particular section of the Code includes any successor amendments or replacements of such section.

     2.7 "Committee" means the committee appointed by the Board and consisting of two or more Directors, none of whom shall be eligible to receive any Award pursuant to this Plan except as provided in Subsection 6.5.
Members of the Committee must qualify as Disinterested
Persons within the meaning of Rule 16b-3.

     2.8 "Common Stock" means the Company's Capital
Stock, $.33 par value.

     2.9 "Disability" means a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code.

     2.10 "Disinterested Person" means a member of the Board who was not, during the year prior to being appointed to the Committee, or during the period of service as an administrator of this Plan, granted or awarded equity securities pursuant to the Plan or pursuant to any other plan of the Company, except to the extent consistent with the disinterested plan administration requirements under Rule 16b-3.

     2.11      "Eligible Employee" means any person
(other than one who receives retirement benefits, consulting fees, honorariums, and the like from the Company) (i) who performs services for the Company or a Subsidiary, including any individual who is an officer or director of the Company or a Subsidiary; and (ii) is compensated on a regular basis by the Company or a Subsidiary. Directors who are not full-time employees of the Company or a Subsidiary are not eligible to receive
Awards under this Plan, except as set forth in Subsection
6.5. Eligibility under this Plan shall be determined by the Committee.

     2.12 "Fair Market Value" means, as of any date, the average of the highest and lowest quoted selling prices of a Share as reported on the New York Stock
Exchange Composite Transactions list (or such other consolidated transaction reporting system on which the Shares are primarily traded), or if the Shares were not traded on such day, then the next preceding day on which the Shares were traded, all as reported by such source as the Committee may select. If the Shares are not traded on a national securities exchange or other market system, Fair Market Value shall be set under procedures established by the Committee.

     2.13      "Incentive Stock Option" means any Stock
Option awarded under Section VI of this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code or any successor provision.

     2.14      "Non-Qualified Stock Option" means any
Stock Option awarded under Section VI of this Plan that is not an Incentive Stock Option.

     2.15 "Officer" means a person who is considered to be an officer of the Company under Rule 16a-1(f).

     2.16 "Option Price" or "Exercise Price" means the price per share at which Common Stock may be purchased upon the exercise of an Option or an Award.

     2.17 "Participant" means an Eligible Employee to whom an Award has been made pursuant to this Plan.

     2.18      "Replacement Option" means a Non-Qualified
Stock Option granted pursuant to Subsection 6.3, upon the exercise of a Stock Option granted pursuant to this Plan where the Option Price is paid with previously owned shares of Common Stock.

     2.19 "Restricted Stock" means those shares of Common Stock issued pursuant to a Restricted Stock Award which are subject to the restrictions set forth in the related Award Agreement.

     2.20      "Restricted Stock Award" means an award
of a fixed number of Shares to a Participant which is subject to forfeiture provisions and other conditions set forth in the Award Agreement.

     2.21      "Retirement" means any termination of
employment or service on the Board (other than by death or Disability) by an employee or a director who is at least 65 years of age or 55 years of age with at least
10 years of employment with or service on the Board of the Company or a Subsidiary.

     2.22      "Rule 16b-3" and "Rule 16a-1(f)" mean
Securities and Exchange Commission Regulations Section 240.16b-3 and Section 240.16a-1(f) or any corresponding successor regulations.

     2.23      "Share" means one share of the Company's
Common Stock.

     2.24 "Stock Appreciation Right" or "SAR" means the right to receive, for each unit of the SAR, cash and/or shares of Common Stock equal in value to the excess of the Fair Market Value of one Share on the date of exercise of the SAR over the reference price per share of Common Stock established on the date the SAR was granted.

     2.25 "Stock Option" or "Option" means the right to purchase shares of Common Stock (including a Replacement Option) granted pursuant to Section VI of this Plan.

     2.26      "Subsidiary" means any corporation,
partnership, joint venture, or other entity (i) of which the Company owns or controls, directly or indirectly, 25% or more of the outstanding voting stock (or comparable equity participation and voting power) or (ii) which the Company otherwise controls (by contract or any other means); except that when the term "Subsidiary" is used in the context of an award of an Incentive Stock Option, the term shall have the same meaning given to it in the Code.
"Control" means the power to direct or cause the direction of the management and policies of a corporation or other entity.

     2.27 "Transfer" means alienation, attachment, sale, assignment, pledge, encumbrance, charge or other disposition; and the terms "Transferred" or "Transferable" have corresponding meanings.

                     SECTION III.

                    ADMINISTRATION

     3.1 The Committee. This Plan shall be administered and interpreted by the Committee.

     3.2 Awards. The Committee shall have full authority to grant, pursuant to the terms of this Plan, to Eligible Employees: (i) Stock Options, (ii) Stock
Appreciation Rights, (iii) Restricted Stock, (iv)
Unrestricted Stock and (v) Performance Awards. In particular, the Committee shall have the authority:

     (a) to select the Eligible Employees to whom Awards may be granted;

     (b) to determine the types and combinations of Awards to be granted to Eligible Employees;

     (c) to determine the number of Shares or monetary units which may be subject to each Award;

     (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award
(including, but not limited to, any restriction or limitation on transfer, any vesting schedule or acceleration, or any forfeiture provisions or waiver, regarding any Award) and the related Shares, based on such factors as the Committee shall determine; and

     (e) to modify or waive any restrictions or limitations contained in, and grant extensions to the terms of or accelerate the vestings of, any outstanding
Awards as long as such modifications, waivers, extensions or accelerations are not inconsistent with the terms of this Plan, but no such changes shall impair the rights of any Participant without his or her consent.

     3.3 Guidelines. The Committee shall have the authority to adopt, alter and repeal administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it deems advisable;
to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan; and to otherwise supervise the administration of this Plan. The
Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any related Award Agreement in the manner and to the extent it deems necessary to carry this Plan into effect.

     3.4 Delegation of Authority. The Committee may delegate to one or more Officers of the Company the authority of the Committee under Section 3.2 (except in respect of Awards to Officers) and may delegate its administrative duties to one or more individuals who are Officers or employees of the Company.

     3.5 Decisions Final. Any action, decision, interpretation or determination by or at the direction of the Committee concerning the application or administration of this Plan shall be final and binding upon all persons and need not be uniform with respect to its determination of recipients, amount, timing, form, terms or provisions of Awards.

                      SECTION IV.

                SHARES SUBJECT TO PLAN

     4.1 Shares. Subject to adjustment as provided in Subsection 4.2, the aggregate number of Shares which may be issued under this Plan shall not exceed fifteen million (15,000,000) Shares. If any Award granted under this Plan shall expire, terminate or be canceled for any reason without having been exercised in full, the number of unacquired Shares subject to such Award shall again be available for future grants; provided, however, that the reuse of such Shares is not prohibited under Rule 16b-3.


     4.2 Adjustment Provisions.

     (a) If the Company shall at any time change the number of issued Shares without new consideration to the Company (such as by stock dividend, stock split, recapitalization, reorganization, exchange of shares, liquidation, combination or other change in corporate structure affecting the Shares) or make a distribution of cash or property which has a substantial impact on the value of issued Shares, the total number of Shares reserved for issuance under the Plan shall be appropriately adjusted and the number of Shares covered by each outstanding Award and the reference price or Fair
Market Value for each outstanding Award shall be adjusted so that the aggregate consideration payable to the Company and the value of each such Award shall not be changed.

     (b) Notwithstanding any other provision of the Plan, and without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance, continuation or assumption of Awards or provide for other equitable adjustments after changes in the Shares resulting from any merger, consolidation, sale of assets, acquisition of property or stock, recapitalization, reorganization or similar occurrence in which the Company is the continuing or surviving corporation, upon such terms and conditions as it may deem equitable and appropriate.

     4.3 Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company or any merger, consolidation or combination in which the Company is not the surviving corporation or in which the outstanding Shares of the Company are converted into cash, other securities or other property, each outstanding Award shall terminate as of a date fixed by the Committee, provided that not less than 20 days' written notice of the date of expiration shall be given to each holder of an Award and each such holder shall have the right during such period following notice to exercise the Award as to all or any part of the Shares for which it is exercisable at the time of such notice.

                      SECTION V.

            EFFECTIVE DATE OF AMENDED PLAN

     This Plan was amended and restated by the Board on March 25, 1992 and shall become effective, as amended, upon its approval by the holders of a majority of the shares of Common Stock represented, in person or by proxy, at the Company's Annual Meeting of Shareholders on May 14, 1992. This Plan shall continue in effect until December 31, 2015 unless terminated sooner by the Board pursuant to Section XII.

                      SECTION VI.

                     STOCK OPTIONS

     6.1 Grants. Stock options may be granted alone or in addition to other Awards granted under this Plan.
Each Option granted shall be designated as either a Non-
Qualified Stock Option or an Incentive Stock Option and in each case such Option may or may not include Stock
Appreciation Rights.  One or more Stock Options and/or
Stock Appreciation Rights may be granted to any Eligible
Employee, except that no person shall receive during any twelve month period Stock Options and Stock Appreciation
Rights covering more than 300,000 shares of Common Stock.


     6.2 Incentive Stock Options.

     (a) Award Agreement. Any Award Agreement relating to an Incentive Stock Option shall contain such terms and conditions as are required for the Option to be an "incentive stock option" as that term is defined in
Section 422 of the Code.

     (b) Ten Percent Shareholder.  An Incentive Stock
Option shall not be awarded to any person who, at the time of the Award, owns Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Subsidiaries.

     (c) Qualification under the Code. Notwithstanding anything in this Plan to the contrary, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

     6.3 Replacement Options. The Committee may provide either at the time of grant or subsequently that an Option shall include the right to acquire a Replacement
Option upon the exercise of such Option (in whole or in part) prior to Participant's termination of employment if the payment of the Option Price is paid in Shares. In addition to any other terms and conditions the Committee deems appropriate, the Replacement Option shall be subject to the following terms:

         (i)   the number of Shares subject to the
     Replacement Option shall not exceed the number of whole Shares used to satisfy the Option Price of the original Option and the number of whole Shares, if any, withheld by the Company as payment for withholding taxes in accordance with
     Subsection 13.3;

         (ii) the Replacement Option Grant Date will be the date of the exercise of the original Option;

         (iii)      the Option Price per share shall be
     the Fair Market Value of a Share on the Replacement
     Option Grant Date;

         (iv)  the Replacement Option shall be
     exercisable no earlier than one year after the Replacement Option Grant Date;

         (v)   the Term of the Replacement Option will
     not extend beyond the Term of the original Option;
     and

         (vi)  the Replacement Option shall be a
     Non-Qualified Stock Option and shall otherwise meet all conditions of this Subsection 6.3.

     The Committee may without the consent of the Participant rescind the right to receive a Replacement
Option at any time prior to an Option being exercised.

     6.4 Terms of Options. Except as otherwise required by Subsections 6.2, 6.3 and 6.5, Options granted under this Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

     (a) Option Price.  The Option Price per share of
Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant, except that no Incentive Stock Option may be granted for an Option Price less than 100% of Fair Market Value on the
Grant Date.

     (b) Option Term. The Term of each Stock Option shall be fixed by the Committee, but no Incentive Stock
Option shall be exercisable more than ten years after its Award Date, and no Non-Qualified Stock Option shall be exercisable more than 20 years after its Award Date.

     (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that Options may not be exercised as to less than 100 Shares at any time unless the number exercised is the total number available for exercise at that time under the terms of the Option.

     (d) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the Option Term, by giving written notice of exercise to the Company specifying the number of Shares to be purchased.
Such notice shall be accompanied by payment in full of the Option Price in such form as the Committee may accept. If and to the extent determined by the Committee at or after grant, payment in full or in part may also be made in the form of Common Stock owned by the Participant for at least six months prior to exercise or by reduction in the number of Shares issuable upon exercise based, in each case, on the Fair Market Value of the Common Stock on the payment date.

     (e) Non-Transferability of Options. Stock Options shall be Transferable only to the extent provided in
Section X of this Plan.

     (f) Termination. Stock Options shall terminate in accordance with Section XI of this Plan.

     (g) Buyout and Settlement Provisions.  The
Committee may at any time offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish. The Committee may also substitute new Stock Options for previously granted Stock
Options having higher Option Prices than the new Stock
Options being substituted therefor.

     6.5 Award of Options to Non-Employee Directors.

     (a) Grants. The Company shall make the following grants of Stock Options to non-employee directors under this Plan:

         (i) On the date on which a person who is not a full-time employee of the Company or a Subsidiary first becomes a director of the Company (a "non-employee director"), whether by election or appointment, that non-employee director shall automatically be granted Non-Qualified Stock
     Options for 10,000 Shares.

         (ii)  Beginning in December of 1994 and
     each year thereafter, each then-serving non-employee director who has served on the Board at least six months shall automatically receive a grant of Non-Qualified Stock Options for 10,000 Shares. The award shall be made on the same date in December on which the Committee decides the total number of stock options to be granted to employees in connection with the Company's annual total compensation review which is conducted each year in December.

     (b) Terms and Conditions of Options Granted to Non-
     Employee Directors.

         (i)   Term.  The Term of all Options shall be
     20 years from the Award Date of the Option.

         (ii)  Option Price.  The Option Price of all
     Options shall be the Fair Market Value of a Share on the Award Date.

         (iii)      Vesting.  All Options shall vest
     over a ten year period with 9% of the Option Shares immediately exercisable on the Award Date and an additional 9% exercisable on each anniversary of the Award Date thereafter until the tenth anniversary when the remaining 10% of the Option
     Shares shall be exercisable.

         (iv) Method of Exercise. All Options shall be exercisable in the manner provided in Subsection 6.4(d) except that, without further action by the Committee, non-employee directors may make payment of the Option Price by the delivery of Shares owned by the director for at least six months prior to exercise or by a reduction in the number of Shares issuable upon such exercise, and such directors may also use the provisions of Subsection 13.3.

         (v)   Non-transferability and Termination.  All
     Options shall be Transferable only to the extent provided in Section X of this Plan and shall terminate in accordance with Section XI of this Plan, except that the timing provisions of Subsections 11.1(b) and 11.1(c) may not be varied by Committee determination.

     (c) Amendment. Notwithstanding any other provision of this Plan, the provisions of this Subsection 6.5 may not be amended by the Board more frequently than once every six months other than to comply with changes in the Code or the rules thereunder.

                     SECTION VII.

               STOCK APPRECIATION RIGHTS

     7.1 Grant. A Stock Appreciation Right may be granted either with or without reference to all or any part of a Stock Option. A "Tandem SAR" means an SAR granted with reference to a Stock Option (the "Reference
Option"). A "Non-Tandem SAR" means an SAR granted without reference to a Stock Option. If the Reference
Option is a Non-Qualified Stock Option, a Tandem SAR may be granted at or after the date of the Reference Option;
if the Reference Option is an Incentive Stock Option, the Grant Date of a Tandem SAR must be the same as the Grant
Date of the Reference Option. Any SAR shall have such terms and conditions, not inconsistent with this Plan, as are established by the Committee in connection with the Award.

     7.2 Term. A Tandem SAR shall terminate and no longer be exercisable upon the termination of its Reference Option. A Non-Tandem SAR may have a term no longer than 20 years from its Grant Date.

     7.3 Exercise. A Tandem SAR may only be exercisable at the times and, in whole or in part, to the extent that its Reference Option is exercisable. The exercise of a Tandem SAR shall automatically result in the surrender of the applicable portion of its Reference Option. A Non-
Tandem SAR shall be exercisable in whole or in part as provided in its Award Agreement. Written notice of any exercise must be given in the form prescribed by the Committee.

     7.4 Payment. For purposes of payment of an SAR, the reference price per Share shall be the Option Price of the Reference Option in the case of a Tandem SAR and shall be the Fair Market Value of a Share on the Grant
Date in the case of a Non-Tandem SAR. The Committee shall determine the form of payment.

     7.5 Non-Transferability and Termination.  Stock
Appreciation Rights shall be Transferable only to the extent provided in Section X of this Plan and shall terminate in accordance with Section XI of this Plan.

                     SECTION VIII.

       RESTRICTED AND UNRESTRICTED STOCK AWARDS

     8.1 Grants of Restricted Stock Awards.  The
Committee may, in its discretion, grant one or more
Restricted Stock Awards to any Eligible Employee.  Each
Restricted Stock Award shall specify the number of Shares to be issued to the Participant, the date of such issuance, the price, if any, to be paid for such Shares by the Participant and the restrictions imposed on such Shares. The Committee may grant Awards of Restricted
Stock subject to the attainment of specified performance goals, continued employment or such other limitations or restrictions as the Committee may determine.

     8.2 Terms and Conditions of Restricted Awards.
Restricted Stock Awards shall be subject to the following provisions:

     (a) Issuance of Shares. Shares of Restricted Stock may be issued immediately upon grant or upon vesting as determined by the Committee.

     (b) Stock Powers and Custody.  If shares of
Restricted Stock are issued immediately upon grant, the Committee may require the Participant to deliver a duly signed stock power, endorsed in blank, relating to the Restricted Stock covered by such an Award. The
Committee may also require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions on them shall have lapsed.

     (c) Shareholder Rights. Unless otherwise determined by the Committee at the time of grant, Participants receiving Restricted Stock Awards shall not be entitled to dividend or voting rights for the Restricted Shares until they are fully vested.

     8.3 Unrestricted Stock Awards. The Committee may make awards of unrestricted Common Stock to key Eligible
Employees in recognition of outstanding achievements by such employees. Unrestricted Shares issued on a bonus basis under this Subsection 8.3 may be issued for no cash consideration. Each certificate for unrestricted Common
Stock shall be registered in the name of the Participant and delivered immediately to the Participant.

                      SECTION IX

                  PERFORMANCE AWARDS

     9.1 Performance Awards.

     (a) Grant.  The Committee may, in its discretion,
grant Performance Awards to Eligible Employees.   A
Performance Award shall consist of the right to receive either (i) Common Stock or cash of an equivalent value, or a combination of both, at the end of a specified
Performance Period (defined below) or (ii) a fixed dollar amount payable in cash or Shares, or a combination of both, at the end of a specified Performance Period. The
Committee shall determine the Eligible Employees to whom and the time or times at which Performance Awards shall be granted, the number of Shares or the amount of cash to be awarded to any person, the duration of the period (the
"Performance Period") during which, and the conditions under which, a Participant's Performance Award will vest, and the other terms and conditions of the Performance
Award in addition to those set forth in Subsection 9.2.

     (b) Criteria for Award. The Committee may condition the grant or vesting of a Performance Award upon the attainment of specified performance goals; the appreciation in the Fair Market Value, book value or other measure of value of the Common Stock; the performance of the Company based on earnings or cash flow; or such other factors or criteria as the Committee shall determine.

     9.2 Terms and Conditions of Performance Awards.
Performance Awards granted pursuant to this Section IX shall be subject to the following terms and conditions:

     (a) Dividends. Unless otherwise determined by the Committee at the time of the grant of the Award, amounts equal to any dividends declared during the Performance
Period with respect to any Shares covered by a Performance Award will not be paid to the Participant.

     (b) Payment. Subject to the provisions of the Award Agreement and this Plan, at the expiration of the Performance Period, share certificates, cash or both (as the Committee may determine) shall be delivered to the Participant, or his or her legal representative or guardian, in a number or an amount equal to the vested portion of the Performance Award.

     (c) Non-Transferability. Performance Awards shall not be Transferable except in accordance with the provisions of Section X of this Plan.

     (d) Termination of Employment. Subject to the applicable provisions of the Award Agreement and this Plan, upon termination of a Participant's employment with the Company or a Subsidiary for any reason during the Performance Period for a given Award, the Performance
Award in question will vest or be forfeited in accordance with the terms and conditions established by the Committee.

                       SECTION X

            NON-TRANSFERABILITY OF AWARDS

     No Award or benefit payable under this Plan shall be Transferable by the Participant during his or her lifetime and may not be assigned, exchanged, pledged, transferred or otherwise encumbered or disposed of except by a domestic relations order pursuant to Section
414(p)(1)(B) of the Code, or by will or the laws of descent and distribution. Awards shall be exercisable during a Participant's lifetime only by the Participant or by the Participant's guardian or legal representative.


                      SECTION XI.

                 TERMINATION OF AWARDS

     11.1      All Awards issued under this Plan shall
terminate as follows:

     (a) Termination at Expiration of Term. During any period of continuous employment with the Company or a Subsidiary, an Award will be terminated only if it is fully exercised or if it has expired by its terms. For purposes of this Plan, any leave of absence approved by the Company shall not be deemed to be a termination of employment.

     (b) Termination by Death, Disability or Retirement.
If a Participant's employment by the Company or a Subsidiary terminates by reason of death, Disability or Retirement, any Award held by such Participant, unless otherwise determined by the Committee at grant, shall be fully vested and may thereafter be exercised by the Participant or by the Participant's beneficiary or legal representative, for a period of one year (or such longer period as the Committee may specify at or after grant) from the date of such death, Disability or Retirement or until the expiration of the stated term of such Award, whichever period is shorter.

     (c) Other Termination. Unless otherwise determined by the Committee at or after grant, if a Participant's employment by the Company or a Subsidiary terminates for any reason other than death, Disability or Retirement, the Award will terminate on the earlier to occur of the stated expiration date or 90 calendar days after termination of employment. If a Participant dies during the 90 day period following termination of employment, any unexercised Award held by the Participant shall be exercisable, to the full extent that such Award was exercisable at the time of death, for a period of 90 calendar days from the date of death or until the expiration of the stated term of the Award, whichever occurs first.

     11.2      Acceleration of Vesting and Extension of
Exercise Period Upon Termination.

     (a) Notwithstanding anything contained in this
Section XI, upon the termination of employment of a Participant who is not an Officer or Director of the Company, for reasons other than death, Disability or Retirement, either the Committee or the President of the Company may, in its or his sole discretion, accelerate the vesting of all or part of any Awards held by such terminated Participant so that such Awards are fully or partially exercisable as of the date of termination, and may also extend the permitted exercise period of such Awards for up to five years from the date of termination, but in no event longer than the original expiration date of such Award. In the case of a terminated Participant who is an Officer, such discretion shall be exercised, if at all, only by the Committee.

     (b) Except as provided in Subsection 4.2, in no event will the continuation of the exercisability of an Award beyond the date of termination of employment allow the Eligible Employee, or his or her beneficiaries or heirs, to accrue additional rights under the Plan, or to purchase more Shares through the exercise of an Award than could have been purchased on the date that employment was terminated.

                      SECTION XII

         TERMINATION OR AMENDMENT OF THIS PLAN

     12.1 Termination or Amendment. The Board may at any time, amend, in whole or in part, any or all of the provisions of this Plan, or suspend or terminate it entirely; provided, however, that, unless otherwise required by law, the rights of a Participant with respect to any Awards granted prior to such amendment, suspension or termination may not be impaired without the consent of such Participant; and, provided further, no amendment may be made, with or without shareholder approval, which would cause this Plan to lose its exemption under Rule
16b-3 and no amendment may be made without shareholder approval which would increase the number of shares available under this Plan.

                     SECTION XIII

                  GENERAL PROVISIONS

     13.1      No Right to Continued Employment.
Neither the establishment of the Plan nor the granting of any Award hereunder shall confer upon any Participant any right to continue in the employ of the Company or any Subsidiary or interfere in any way with the right of the Company or any Subsidiary to terminate such employment at any time.

     13.2 Other Plans. In no event shall the value of, or income arising from, any Awards issued under this Plan be treated as compensation for purposes of any pension, profit sharing, life insurance, disability or other retirement or welfare benefit plan now maintained or hereafter adopted by the Company or any Subsidiary, unless such plan specifically provides to the contrary.

     13.3 Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any Shares or the payment of any cash to a Participant, payment by the Participant of any Federal, state, local or foreign taxes required by law to be withheld. The Committee may permit any such withholding obligation to be satisfied by reducing the number of Shares otherwise deliverable or by accepting the delivery of previously owned Shares. Any fraction of a Share required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

     13.4 Reimbursement of Taxes. The Committee may provide in its discretion that the Company may reimburse a Participant for federal, state, local and foreign tax obligations incurred as a result of the grant or exercise of an Award issued under this Plan.

     13.5      Governing Law.  This Plan and actions
taken in connection with it shall be governed by the laws of the State of New Jersey, without regard to the principles of conflict of laws.

     13.6 Liability. No employee of the Company nor member of the Committee or the Board shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award granted hereunder and, to the fullest extent permitted by law, all employees and members shall be indemnified by the Company for any liability and expenses which may occur through any claim or cause of action arising under or in connection with this Plan or any Awards granted under this Plan.